UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-1735

FPA NEW INCOME, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA		90025
(Address of principal executive offices)		(Zip code)

(Name and address of agent for service)		Copy to:

J. RICHARD ATWOOD, PRESIDENT FPA NEW INCOME, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1:  Report to Shareholders.

FPA New Income, Inc.

Annual Report

September 30, 2015

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

This Annual Report covers the year ended September 30, 2015. FPA New Income, Inc.'s (the "Fund") net asset value (NAV) closed at $10.08. During the fiscal year, your Fund paid four income dividends totaling $0.245 per share. There were no capital gains distributions.

The following table shows the average annual total return for several different periods ended on September 30, 2015 for the Fund and comparative indices of securities prices.1

	Periods Ended September 30, 2015
	1 Year	5 Years	10 Years	15 Years	20 Years	30 Years
FPA New Income	0.84%	1.52%	2.92%	3.97%	4.58%	6.58%
Barclays U.S. Aggregate Bond Index	2.94%	3.10%	4.64%	5.29%	5.59%	7.04%
Consumer Price Index + 100 Basis Points	0.98%	2.73%	2.82%	3.14%	3.25%	3.69%

The Fund continues to perform in line with our expectations. Our emphasis on high-quality, short-duration bonds led to our year-to-date return of 0.79% through September 30, 2015 versus 1.13% for the Barclays U.S. Aggregate Bond Index and 1.30% for the CPI + 100.

Portfolio Commentary

FPA New Income lost 0.10% during the third quarter of 2015 and rose 0.84% over the past twelve months. The price decline across certain holdings during the third quarter negated all positive return from income generation. The primary area of decline occurred across our bank loan and high yield holdings and was primarily driven by credit spread widening. The general decline of interest rates was a positive contributor to the portfolio over the third quarter. Looking at year-to-date or the past twelve months, income generation exceeded the price decline of our holdings.

Key Leaders and Laggards

The following sectors were the key contributors to the portfolio returns over the quarter:

•  The Fund's Asset Backed Security (ABS)1 holdings continued to be the largest contributor to performance in both the automobile loan backed securities as well as the growing allocation to equipment loan bonds.

•  The Fund's Collateralized Mortgage Obligations (CMO)2 backed by agency 30-year fixed rate relocation mortgages reacted positively to the decline in longer-term Treasury rates.

1  Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372.

2  Asset backed securities financial securities backed by a loan, lease or receivables against assets other than real estate and mortgage-backed securities.

3  Collateralized mortgage obligations are mortgage-backed bonds that separate mortgage pools into different maturity classes.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

•  The Fund's Commercial Mortgage Backed Securities (CMBS)3 performance continues to be driven by the GNMA Project Loan IOs, which again provided a solid positive return for the quarter.

•  The Fund's non-performing residential mortgage holdings continued to provide a steady positive return similar to previous quarters of this year.

The following sectors detracted from performance during the quarter:

•  The largest detractors to performance were the Fund's high yield bond and bank loan holdings due to price declines in those holdings. For the first two quarters of this year these holdings had solid positive returns. In the third quarter, the exposure to the energy and commodity sectors drove most of the price declines in the Fund's high yield and bank loan holdings. As detailed in the table below, our energy and commodity investments produced a negative return during the quarter, partially offset by our non-energy and non-commodity high yield and bank loan holdings which produced a positive return.

Source: FactSet, Barclays

The Fund's corporate high yield and bank loan holdings which represent 9.67% of the total portfolio had a return of -3.10% for the quarter and -0.33% year-to-date. In comparison, the Barclays U.S. Corporate High Yield Index return was -4.86% for the quarter and -2.45% year-to-date. The Fund's energy holdings, which represent 1.68% of the total portfolio, had a return of -7.37% for the quarter and -0.47% year-to-date. The Fund's metals and mining holdings, which represent 1.75% of the portfolio, had a return of -7.86% and -7.26% for the quarter and year-to-date, respectively. In comparison, the energy and metals components of the Barclays U.S.

4  Commercial mortgage backed securities are securities backed by commercial mortgages rather than residential mortgages.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

Corporate High Yield Index had returns of -12.24% and -15.90% for the quarter and year-to-date periods. The Fund's corporate high yield bond and bank loan holdings reduced the Fund's third quarter return by 28 basis points. Of the 28 basis points negative contribution, energy investments represented 10 basis points of negative contribution, metals and mining investments represented 15 basis points of negative contribution and other high yield bond and bank loan holdings represented 3 basis points of negative contribution.

In our Q4 2014 letter, we commented: "[i]n the near-term as oil and gas prices discover their equilibrium level, we will not be immune to negative movements in the value of our energy investments but we will continue to use that price discovery process to identify investment opportunities." That statement remains true and, as discussed above, our returns were negatively impacted by adverse price movements on our energy and commodity-related investments during the quarter. Due to our focus on absolute returns and the fact that we invest only when prices are attractive, our exposure to energy and commodity sensitive investments is relatively small at 3.5% of the portfolio. As a comparison, energy bonds represent about 13% of the Barclays U.S. Corporate High Yield Index and metals and mining bonds represent about another 5% of that index. Moreover, our patient and disciplined approach to investing resulted in our adding much of our exposure at low prices so that the contribution to the portfolio's return was much less punitive than the total return would suggest. At current prices, our holdings have become even more attractive as indicated by the yield and duration of the Fund's energy and metals and mining holdings in the table above. In comparison to the broader market, as measured by the Barclays U.S. Corporate High Yield Index, the Fund's holdings have a similar or better yield with less credit risk, better structural protection and significantly less duration risk (both spread duration and interest rate duration). Because we focus on the long-term, while lower prices hurt our performance during the quarter, we viewed these lower prices as a buying opportunity that sets up better performance in the future. As such, we used the sell-off during the third quarter to opportunistically add to the Fund's existing holdings and initiate new positions.

•  The Fund's CMO Interest Only (IO) securities backed by 10- and 15-year maturity agency mortgages performed poorly as lower Treasury rates increased the possibility of refinancing activity thereby shortening the stream of income payments.

Portfolio Activity

The portfolio yield-to-worst4 increased over the past three months to 2.79%, while the effective duration5 essentially remained unchanged at 1.42 years.

Within the high quality portion of the portfolio, the two largest increases in allocation were within the ABS sector. We were able to add to the single family mortgage servicer advance bonds and bonds backed by various types of equipment.

The Fund's allocation toward the "A" & below portion of the portfolio increased slightly as the sell-off in credit sensitive securities provided opportunities to deploy capital at attractive valuations, both in new investments and as additions to existing high yield and bank loan positions.

4  Yield-to-worst is the lowest possible yield on a callable bond. As of September 30, 2015, the SEC yield was 2.77%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts Fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the Fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the Fund may fluctuate.

5  Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

An example is our purchases of Atwood Oceanics ("Atwood") bonds during the quarter. Atwood is an offshore drilling contractor engaged in the drilling and completion of exploratory and developmental oil and gas wells. The company has a fleet of 11 offshore drilling units including four ultra-deepwater floating rigs, two deepwater semisubmersible rigs and five jackup rigs. The company also has two ultra-deepwater floating rigs scheduled for delivery. We first began researching Atwood during the fourth quarter of 2014 after oil prices experienced their initial drop from the $80-90/barrel area. We made our first purchase of Atwood's 6.5% Senior Unsecured Notes due February 2020 during Q1 2015. Unfortunately, we were only able to initiate a small position in the bonds before energy high yield bonds increased in price alongside higher oil prices. Consistent with our disciplined approach to investing, once the price of the bond increased beyond a level that we thought offered an appropriate risk-adjusted return, we stopped buying and waited. After nearly four months of waiting that saw energy high yield bond prices decline alongside oil prices, we started buying again once Atwood's bonds had traded down to a price that met our return threshold. The chart below shows the price of oil over the past year with highlighted time periods of our analysis and subsequent purchase Atwood's bonds.

Source: Bloomberg

We like Atwood because of its high quality fleet and contracted cash flows. Importantly, at our purchase prices, we own Atwood at a discount to our assessment of its enterprise value and at a yield that provides an attractive return that compensates for oil-related risk.

In addition, over the past two quarters we have added two new municipal bond positions to our credit-sensitive holdings. Our municipal bond exposure has increased from zero as of March 31, 2015 to 1.2% as of September 30, 2015. The Fund's strategy does not require us to adhere to any prescribed sector allocations. We look for attractive risk-adjusted returns across all areas of the fixed income market, regardless of sector. As

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

our team migrates from sector to sector looking for bonds at attractive prices, we sometimes find ourselves in a position to be buyers in markets that have been vacated by traditional buyers. Our search for value recently led us to the municipal bond market. During the second and third quarters, we identified two situations where, because of a combination of negative headlines, investor fatigue and a lack of natural buyers, we were able to buy municipal bonds that offer attractive risk-adjusted returns. Given that we are indifferent to indices and only interested in investments that meet our investment objectives, our municipal exposure is vastly different than customary municipal bond indices. Both bonds are unlike typical municipal bonds in that each bond has a short duration, a much higher yield relative to that duration and, importantly, each is secured by a specific pool of tangible assets rather than a mere promise to pay. As of September 30, 2015, these bonds had a weighted average yield and duration of 7.9% and 0.5 years, respectively.

As a result of this activity, the portfolio's allocation to cash and equivalents has decreased. The portfolio's current metrics of yield-to-worst and duration provide a greater ability to withstand systematic increase in general level of interest rates over the next year.

As the preceding comments make clear, we are not limited to corporate high yield bonds when investing the credit-sensitive portion of the portfolio. As a reminder, the "credit sensitive" portion of the portfolio includes all bonds rated "A" & below. The portfolio's credit exposure as of September 30, 2015 was 21.8%. Of the 21.8%, 2.4 percentage points were comprised of corporate bank debt, 7.3 percentage points were comprised of corporate bonds and 12.1 percentage points were comprised of structured product and municipal bonds. Stated another way, our corporate holdings were roughly 44% of our total credit exposure with the remaining 56% of our credit exposure in structured product investments and municipal bonds. We believe that our credit sensitive holdings, due to the mix of corporate bonds, structured products and other sectors of the bond market, offers an attractive return profile. We often look at the ratio of yield to duration as a barometer of protection against interest and credit spread-related risk (a higher ratio offers more protection against these risks). As shown in the table above, our credit holdings offer a much higher ratio of yield to duration than the Barclays U.S. Corporate High Yield Index and, by inference, funds that benchmark to such high yield indices.

Finally, given the Volkswagen headlines and our large automobile exposure, we thought our investors might want to understand the portfolio's exposure to this situation. Volkswagen has been in the headlines over the past month due to fraudulent emissions tests on its diesel vehicles. The portfolio has a 21.5% exposure to automobiles of all types through our high quality (rated AA or higher) automobile loan asset-backed securities ("Auto ABS"). Based on data that was available at the time these securities were issued, we estimate that the portfolio has 0.56% exposure to Volkswagen vehicles via these Auto ABS securities. Due to limited disclosure in asset-backed bond deals, we do not know what portion of that 0.56% is represented by diesel vehicles. However, the estimated Volkswagen exposure in our auto ABS holdings represents 2.6% of our entire Auto ABS exposure and the average credit support of our auto ABS holdings is about 47% which means that, all things being equal, the value of the collateral that serves as protection against losses is 18 times greater than the Volkswagen exposure. Even if we assume that all of the estimated Volkswagen exposure is diesel exposure, we believe that we have significant protection against Volkswagen-related losses and we expect that this Volkswagen exposure will not have a significant impact on the portfolio.

Market Commentary

In early July, Thomas Atteberry had the opportunity to be on CNBC Squawk Box. It seems that anytime a fixed income portfolio manager is interviewed, the host is required to ask the manager's opinion on the possibility

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

of the Federal Reserve raising short-term interest rates at the coming FOMC6 meeting. Tom's answer was that the investment team has a low probability of correctly predicting the outcomes of these meetings and thus it is not a primary analytical focus for the team. Our main focus is to generate a positive absolute return over a rolling one-year period and positive real return (as measured by Consumer Price Index plus 100 basis points) over a rolling five-year period. This is not to say we completely ignore this portion of the marketplace, it is just not our primary focus. Instead, we focus on the shape of the yield curve and general direction of economic activity.

Last quarter we wrote about our concerns of increased bond market volatility due to the macroeconomic environment. On cue, the bond market experienced another bout of volatility during the third quarter as shown in the chart below of the MOVE7 Index, a measure of volatility in the Treasury market and, by implication, interest rates.

Source: Bloomberg

As we projected last quarter, bond market volatility was indeed spurred by the Federal Reserve and the unfolding economic weakness in China. Specifically, after the Federal Reserve had spent the past several months building expectations for tighter monetary policy citing strengthening economic data, the Federal Reserve's decision not to raise rates signaled that the Federal Reserve has concern about the strength of the United States' economic recovery. The market expressed these concerns through its usual flight to quality by buying Treasuries and "selling risk." Treasuries rallied across the curve in anticipation of lower future economic growth, lower inflation expectations and a lengthening in the expected time horizon for tighter monetary policy. Consistent

6  FOMC (Federal Open Market Committee) is the branch of the Federal Reserve Board that determines the direction of monetary policy. The FOMC is composed of the board of governors, which has seven members, and five reserve bank presidents.

7  MOVE Index (Merrill Lynch Option Volatility Estimate)

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

with a risk off mentality, not only did bonds experience greater volatility, equity markets also experienced significantly greater volatility on the way to the S&P 500 declining 6.44% during the quarter. The chart below shows the increase in equity market volatility as measured by the VIX Index8:

Source: Bloomberg

Caught up in this "risk-off maelstrom" were energy and commodity prices which declined on concerns about global growth and commodity suppliers' slow adjustment of production to lower prices. Oil prices were particularly hard hit with the price of West Texas Intermediate oil down 25% from $60.44 as of June 30, 2015 to $45.09 as of September 30, 2015. As a barometer of metal prices, copper prices ended the quarter 11% lower.

As we discussed in our Q1 2015 letter, due to the large amount of bond issuance by energy companies, oil has an outsized effect on fixed income credit markets. The table below shows the Q3 2015 return of the Barclays U.S. Corporate High Yield Index, the Barclays U.S. Corporate High Yield Energy Sector, the Barclays U.S. Corporate High Yield Index Ex. Energy, the S&P 500 and oil prices.

Cumulative Returns since June 30, 2015

	WTI Oil	Barclays HY Index	Barclays HY Energy	Barclays HY ex. Energy	S&P 500	Energy S&P 500
7/31/2015	-20.23%	-0.58%	-4.89%	0.14%	2.10%	-7.65%
8/31/2015	-17.39%	-2.31%	-11.50%	-0.77%	-4.06%	-11.51%
9/30/2015	-25.40%	-4.86%	-15.90%	-3.01%	-6.44%	-17.41%

Source: Barclays, Bloomberg

8  VIX Index (The Chicago Board Options Exchange Volatility Index)

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

With oil and copper prices down this quarter, the overall high yield index was down about 5%, the high yield energy index was down about 16%, the non-energy component of the high yield index was down about 3% and the equity market was down over 6%. Not all of this decline can be attributed to commodity prices. An unintended consequence of easy monetary policy and quantitative easing on the part of not just our Federal Reserve, but also other central banks around the world has been increased correlation among all asset classes during the post-financial crisis period. As a result, risk sell-offs in a particular asset class have often been accompanied by broader risk sell-offs across multiple asset classes.

Following declines in the high yield indices, as shown in the chart below, the Barclays U.S. Corporate High Yield Index ended the quarter at a yield-to-worst of 8.04% while the energy component ended the quarter at a yield-to-worst9 of 12.29%, with the non-energy component ending the quarter at a yield-to-worst of 7.43%. Similar to our sentiment at the end of 2014, we continue to feel that, overall, the high yield market continues to be unattractive given the prospect for lower economic growth combined with high financial leverage, poor bond investor protections and inadequate yield. Nevertheless, we are devoting resources to the high yield market as the recent sell-off has presented some specific opportunities for us to buy bonds at attractive prices.

Source: Barclays

9  As of September 30, 2015, the SEC yield was 2.77%. This calculation begins with the Fund's dividend payments for the last 30 days, subtracts fund expenses and uses this number to estimate your returns for a year. The SEC yield is based on the price of the fund at the beginning of the month. The income yield stated here reflects prospective data and thus assumes payments collected by the fund may fluctuate.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

It appears that, as oil prices have declined, the relationship between oil prices and energy bond prices has strengthened and that should come as no surprise given the asymmetry in a bond's value. All things being equal, a bond is worth the lower of (a) par or (b) the value of the business that collateralizes the bond:

In the simple example illustrated in the chart above, where a company only has one bond outstanding and no other debt, if the value of the business which collateralizes the bond is worth more than 100, then bondholders will receive 100 at maturity. Alternatively, if the value of the business is worth less than 100, then bondholders will receive an amount equal to the value of the business. For example, if the business is worth 60, then bondholders will receive 60. Bondholders bear all of the downside but have none of the upside.

Viewed through this lens, it makes sense that energy bond prices would be more sensitive to oil prices at low oil prices. At low oil prices, the value of the business has deteriorated significantly relative to the high oil prices at which the bonds were underwritten. At current oil prices, the value of an energy company is not greater than its debt. As a result, as energy prices change around these low levels, the value of the business will change and the value of the bonds will change in a commensurate amount, i.e., the bonds trade like equity (see the area left of 100 in the chart above). If oil prices increase significantly to the point where the resulting value of the business is in excess of a company's debt, energy bonds will once again trade under the assumption of a par recovery and will thus not trade in such sympathy with oil prices (see the area to the right of 100 in the chart above).

We find it helpful to think of bonds under this construct because it forces us to focus on downside risk and help us determine the appropriate yield at which we should be buying bonds. When bonds are highly sensitive to the business value, then we should be buying bonds at equity-like returns to compensate us for the equity-like

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

risk we are taking. On the other hand, when the underlying business value is greatly in excess of the business' outstanding indebtedness, then an appropriate risk-adjusted fixed income-like return is available.

Liquidity

"You do not know the value of liquidity until you need it and do not have it."

Robert Rodriguez, CFA, Managing Partner, FPA 2005

The quote above from the founder of our fixed income strategy is the guiding principle we use to evaluate the portfolio from a liquidity perspective. We look at portfolio liquidity from a multi-level perspective. We analyze our ability to sell a holding at or very near its current market value, as well as the volatility and characteristics of the portfolio's liabilities. The most critical and unpredictable Fund liability is the daily share redemptions. Due to the long history of the Fund dating back over 30 years, we can observe from an historical perspective the largest percentage redemptions experienced over a wide variety of capital market conditions. We tend to look at the time periods when the Fund had large redemptions and manage the portfolio to meet similar redemption demand without having an adverse impact on remaining shareholders. In assessing portfolio liquidity and the ability to meet redemptions, we evaluate each holding's expected liquidity based on such factors as rating, duration, market size, and trade settlement period.

Following our June 2015 discussion on the regulatory changes and the initial discussion in our June 2014 letter, the Securities and Exchange Commission (SEC) released proposed guidelines regarding stress testing and liquidity within the mutual fund industry and is now in the 90 day comment period concerning the subject of promoting "effective liquidity risk management." As a final note on regulatory changes surrounding liquidity, there has been a discussion in the market about allowing open-ended funds to introduce "swing pricing." To that end, we know the following from the SEC:

"The Commission will consider proposed amendments to Investment Company Act rule 22c-1 that would permit, but not require, open-end funds (except money market funds or ETFs) to use "swing pricing."

Swing pricing is the process of reflecting in a fund's NAV the costs associated with shareholders' trading activity in order to pass those costs on to the purchasing and redeeming shareholders. It is designed to protect existing shareholders from dilution associated with shareholder purchases and redemptions and would be another tool to help funds manage liquidity risks. Pooled investment vehicles in certain foreign jurisdictions currently use forms of swing pricing."

As always, maintaining ample liquidity continues to be a critical part of our management of the Fund. Measures such as swing pricing can have an impact on our shareholders whether directly, via our adoption of such measures pursuant to the terms of a future revision to Rule 22c-1, or indirectly, via any impact that the adoption of these measures by other fund managers may have on redemptions in our fund. As stewards of your capital and our own, any decisions we make in response to the changing liquidity landscape will be made in the interest of preserving the value and liquidity of our shareholders' capital.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

Conclusion

As the bond market develops a view on domestic and global economic growth and turns its focus to the next Federal Reserve monetary policy decision, we may see more price volatility. We will continue to practice discipline in pursuit of both our long-term and short-term objectives while we wait for market gyrations to present an opportunity for us to deploy capital at attractive prices.

We thank you for continued support and continue to work diligently to maintain your trust.

Respectfully submitted,

Thomas H. Atteberry
Portfolio Manager
October 26, 2015

P.S. November 17, 2015: We are pleased to announce that the Board of Directors has elected Abhi Patwardhan a Vice President and Portfolio Manager of the Fund. Abhi joined FPA in 2010 and serves as a Managing Director and Portfolio Manager for FPA's Absolute Fixed Income Strategy, and he will also continue his role as a Director of Research.

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. The securities of smaller, less well-known companies can be more volatile than those of larger companies. The return of principal in a bond fund is not guaranteed. Bond funds have the same issuer, interest rate, inflation and credit risks that are associated with underlying bonds owned by the fund. Lower rated bonds, convertible securities and other types of debt obligations involve greater risks than higher rated bonds. Mortgage securities and collateralized mortgage obligations (CMOs) are subject to prepayment risk and the risk of default on the underlying mortgages or other assets; derivatives may increase volatility. High yield securities can be volatile and subject to much higher instances of default.

FPA NEW INCOME, INC.

LETTER TO SHAREHOLDERS (Continued)

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA NEW INCOME, INC.

HISTORICAL PERFORMANCE

(Unaudited)

Change in Value of a $10,000 Investment in FPA New Income, Inc. vs. Barclays U.S. Aggregate Index and Consumer Price Index + 100 Basis Points from October 1, 2005 to September 30, 2015

Past performance is not indicative of future performance. The Barclays U.S. Aggregate Bond Index a broad-based unmanaged composite of four major subindexes: U.S. Government Index; U.S. Credit Index; U.S. Mortgage-Backed Securities Index; and U.S. Asset-Backed Securities Index. The index holds investment quality bonds. The Consumer Price Index is an unmanaged index representing the rate of inflation of U.S. consumer prices as determined by the US Department of Labor Statistics. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown. This data represents past performance, and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.fpafunds.com or by calling toll-free, 1-800-982-4372. Information regarding the Fund's expense ratio and redemption fees can be found on pages 43 and 47.

The Prospectus details the Fund's objective and policies, charges, and other matters of interest to prospective investors. Please read the prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.fpafunds.com, by email at crm@fpafunds.com, toll-free by calling 1-800-982-4372 or by contacting the Fund in writing.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS

September 30, 2015

BONDS & DEBENTURES	Principal Amount	Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.8%
AGENCY — 0.6%
Government National Mortgage Association
2013-55 A — 1.317% 5/16/2034	$927,625	$923,863
2012-2 A — 1.862% 6/16/2031	4,776,546	4,795,964
2011-49 A — 2.45% 7/16/2038	2,448,747	2,465,960
2010-155 B — 2.525% 6/16/2039	2,825,000	2,873,216
2011-143 AB — 3.891% 3/16/2033	22,786,219	23,102,948
2006-63 B — 5.005% 3/16/2038	167,273	169,599
2010-148 AC — 7.00% 12/16/2050	241,818	265,089
		$34,596,639
Agency Stripped — 10.4%
Government National Mortgage Association
2004-10 — 0.00% 1/16/2044	$13,334,789	$133
2010-18 — 0.00% 1/16/2050	26,008,782	354,500
2010-49 — 0.00% 2/16/2050	23,581,725	345,708
2010-63 — 0.03% 5/16/2050	29,201,075	431,884
2002-56 — 0.043% 6/16/2042	52,265	76
2011-64 IX — 0.05% 10/16/2044	24,771,383	1,209,339
2009-119 — 0.052% 12/16/2049	58,245,883	879,513
2011-6 — 0.072% 10/16/2052	140,882,103	2,564,054
2011-10 — 0.09% 12/16/2045	55,863,581	1,042,973
2009-86 — 0.208% 10/16/2049	52,859,515	947,771
2011-16 — 0.22% 9/16/2046	61,280,513	1,919,306
2010-28 — 0.251% 3/16/2050	45,955,090	1,143,363
2009-60 — 0.285% 6/16/2049	22,767,001	514,307
2007-77 — 0.287% 11/16/2047	36,697,592	1,068,634
2008-8 — 0.294% 11/16/2047	19,387,933	299,737
2009-71 — 0.359% 7/16/2049	9,419,581	210,999
2010-148 IX — 0.367% 10/16/2052	40,626,317	1,079,441
2014-88 IE — 0.421% 3/16/2055	150,484,785	7,678,200
2008-24 — 0.428% 11/16/2047	5,633,208	115,086
2010-161 IA — 0.472% 12/16/2050	174,132,250	3,630,657
2009-49 — 0.475% 6/16/2049	20,718,539	521,486
2013-7 — 0.497% 5/16/2053	307,495,033	16,192,319
2013-72 — 0.517% 11/16/2047	499,217,766	25,843,206
2005-9 — 0.528% 1/16/2045	4,425,890	103,123
2009-105 — 0.53% 11/16/2049	21,674,592	785,704
2011-164 — 0.544% 4/16/2046	97,323,476	4,532,354
2012-35 — 0.555% 11/16/2052	102,303,658	3,981,832
2013-35 — 0.565% 1/16/2053	329,076,330	16,539,640

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2013-29 — 0.591% 5/16/2053	$108,595,766	$5,545,964
2008-45 — 0.601% 2/16/2048	10,312,422	320,716
2012-9 — 0.604% 11/16/2052	121,048,607	8,043,680
2012-125 — 0.625% 2/16/2053	98,653,825	4,902,750
2015-104 IO — 0.654% 5/16/2055††	177,425,099	10,423,725
2012-45 — 0.662% 4/16/2053	26,935,349	1,406,831
2008-92 — 0.681% 10/16/2048	31,848,936	1,415,685
2004-43 — 0.688% 6/16/2044	27,494,153	715,673
2012-44 — 0.70% 3/16/2049	47,959,687	1,860,850
2011-92 IX — 0.722% 11/16/2044	17,725,972	954,721
2008-48 — 0.726% 4/16/2048	12,572,728	489,833
2010-123 — 0.752% 9/16/2050	48,972,192	1,811,971
2014-120 — 0.764% 4/16/2056	68,675,051	4,138,668
2006-55 — 0.773% 8/16/2046	19,836,026	770,431
2011-78 IX — 0.779% 8/16/2046	91,092,299	3,657,356
2008-78 — 0.801% 7/16/2048	7,074,149	307,089
2012-95 — 0.809% 2/16/2053	132,675,537	8,108,664
2012-150 — 0.83% 11/16/2052	88,616,605	5,846,862
2011-120 — 0.833% 12/16/2043	73,802,862	5,279,119
2014-157 — 0.843% 5/16/2055	179,094,219	12,146,313
2012-131 — 0.858% 2/16/2053	101,455,139	7,111,265
2009-30 — 0.862% 3/16/2049	9,869,674	414,526
2014-138 — 0.87% 4/16/2056	34,378,137	2,444,062
2009-4 — 0.877% 1/16/2049	18,998,861	861,788
2012-58 — 0.877% 2/16/2053	263,254,097	15,926,873
2012-25 — 0.882% 8/16/2052	162,539,519	7,912,391
2013-80 — 0.886% 3/16/2052	61,790,185	4,568,142
2011-165 — 0.889% 10/16/2051	195,499,932	7,759,392
2014-77 — 0.906% 12/16/2047	93,013,030	6,293,066
2013-125 — 0.911% 10/16/2054	25,620,622	1,353,666
2012-79 — 0.914% 3/16/2053	168,870,533	10,069,750
2013-1 — 0.915% 2/16/2054	135,743,273	9,884,879
2012-85 — 0.925% 9/16/2052	177,715,331	11,453,718
2014-164 — 0.931% 1/16/2056	367,367,574	25,565,477
2011-149 — 0.933% 10/16/2046	13,367,343	1,990,264
2014-135 — 0.939% 1/16/2056	379,379,325	27,090,681
2013-13 — 0.946% 7/16/2047	104,416,079	6,523,729
2013-30 — 0.96% 9/16/2053	219,659,996	14,452,683
2015-7 — 0.96% 1/16/2057	23,108,103	1,889,489
2011-143 — 0.972% 4/16/2053	80,688,107	8,122,065
2015-128 IO — 0.978% 12/16/2056††	224,503,066	18,056,984

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2013-61 — 0.982% 5/16/2053	$146,841,743	$9,699,514
2014-110 — 0.986% 1/16/2057	118,117,927	10,221,004
2015-19 — 0.991% 1/16/2057	172,052,948	14,658,980
2012-33 — 1.008% 6/16/2052	264,295,710	12,009,359
2014-175 — 1.009% 4/16/2056	307,313,620	24,727,591
2015-47 — 1.012% 10/16/2056	251,854,713	21,761,255
2015-101 — 1.014% 3/16/2052	230,531,870	18,329,266
2014-153 — 1.015% 4/16/2056	300,845,202	24,869,579
2014-187 — 1.017% 5/16/2056	258,588,882	21,180,834
2013-45 — 1.028% 12/16/2053	117,361,406	6,773,150
2015-114 — 1.047% 3/15/2057	195,786,663	15,974,273
2015-41 — 1.052% 9/16/2056	99,870,628	8,355,916
2014-28 — 1.057% 10/16/2054	94,722,745	7,496,529
2012-4 — 1.076% 5/16/2052	212,771,623	9,940,860
2015-108 — 1.143% 10/16/2056	55,009,145	5,044,146
2014-49 — 1.318% 8/16/2054	160,451,131	13,652,610
2004-108 — 1.36% 12/16/2044	5,115,545	270,357
2006-30 — 1.467% 5/16/2046	2,865,065	222,558
		$587,014,917
NON-AGENCY — 4.8%
A10 Term Asset Financing LLC 2013-2 A — 2.62% 11/15/2027**	$7,660,853	$7,699,478
Bear Stearns Commercial Mortgage Securities Trust 2007-PWR17 2007-PW17 A1A — 5.65% 6/11/2050	5,598,339	5,966,991
COMM Mortgage Trust
2012-9W57 A — 2.365% 2/10/2029**	53,551,000	54,304,296
2001-J2A C — 6.586% 7/16/2034**	3,120,790	3,254,045
2001-J2A D — 6.94% 7/16/2034**	6,426,000	6,731,365
Credit Suisse Commercial Mortgage Trust Series 2006-C5 A3 — 5.311% 12/15/2039	32,077,511	32,819,724
Del Coronado Trust 2013-DEL MZ 2013-HDMZ M — 5.207% 3/15/2018**	9,488,000	9,387,234
Monty Parent Issuer 1 LLC 2013-LTR1 B — 4.25% 11/20/2028**	7,359,481	7,361,711
Morgan Stanley Capital I Trust 2006-TOP23 2006-T23 A4 — 6.017% 8/12/2041	18,980,139	19,374,774
Ores NPL LLC 2014-LV3 B — 6.00% 3/27/2024**	49,969,000	49,997,782
Rialto Capital Management LLC
2014-LT5 B — 5.00% 5/15/2024**††	7,412,000	7,374,940
2015-LT7 B — 5.071% 12/25/2032**††	17,716,000	17,716,000

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2014-LT6 B — 5.486% 9/15/2024**	$10,040,000	$10,046,154
VFC LLC 2014-2 B — 5.50% 7/20/2030**	6,185,000	6,194,625
Wachovia Bank Commercial Mortgage Trust Series 2007-C34 A3 — 5.678% 5/15/2046	30,171,079	31,755,003
		$269,984,122
TOTAL COMMERICAL MORTGAGE-BACKED SECURITIES		$891,595,678
RESIDENTIAL MORTGAGE-BACKED SECURITIES — 20.1%
AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 10.0%
Banc of America Large Loan Ball 2009 FDG C — 7.524% 1/25/2042**	$22,008,000	$23,359,263
Federal Home Loan Mortgage Corporation
3711 AD — 2.50% 8/15/2023	31,905	31,922
2634 PA — 3.00% 2/15/2023	12,966	13,013
3829 CD — 3.00% 8/15/2024	546,064	549,095
2809 UC — 4.00% 6/15/2019	395,790	410,256
2990 TD — 4.00% 5/15/2035	52,215	53,876
3992 H — 4.00% 6/15/2036	93,962	95,176
3986 P — 4.00% 3/15/2039	200,951	204,656
3578 AM — 4.50% 9/15/2016	439,261	442,854
2614 BY — 4.50% 5/15/2018	937,618	972,092
2645 BY — 4.50% 7/15/2018	196,963	203,954
2649 AN — 4.50% 7/15/2018	1,830,433	1,899,050
2656 PE — 4.50% 7/15/2018	403,848	419,252
2930 KT — 4.50% 2/15/2020	1,024,714	1,070,578
2995 JK — 4.50% 6/15/2020	1,293,874	1,345,082
3271 TB — 4.50% 2/15/2022	3,698,936	3,861,361
3969 MP — 4.50% 4/15/2039	73,273	75,403
2509 CB — 5.00% 10/15/2017	1,027,883	1,059,388
2568 XD — 5.00% 2/15/2018	286,539	297,427
3852 HA — 5.00% 12/15/2021	5,176,978	5,467,976
2494 CF — 5.50% 9/15/2017	979,606	1,012,540
2503 B — 5.50% 9/15/2017	986,077	1,019,170
3808 BQ — 5.50% 8/15/2025	5,218,980	5,471,109
3806 JB — 5.50% 2/15/2026	3,114,039	3,414,419
3855 HQ — 5.50% 2/15/2026	2,946,542	3,125,574
2453 BD — 6.00% 5/15/2017	280,296	289,133
3926 GP — 6.00% 8/15/2025	2,807,820	2,962,700

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
3614 DY — 6.00% 1/15/2032	$6,993,568	$7,775,728
Federal National Mortgage Association
2012-117 DA — 1.50% 12/25/2039	6,413,689	6,277,086
2013-30 CA — 1.50% 4/25/2043	21,005,216	20,380,084
2013-30 JA — 1.50% 4/25/2043	14,920,693	14,474,616
2014-80 GD — 2.00% 2/25/2042	41,808,313	41,788,049
2013-66 JA — 2.25% 7/25/2043	63,363,284	63,259,773
2010-83 AH — 2.50% 11/25/2018	1,103,151	1,122,937
2011-125 GE — 2.50% 12/25/2041	41,173,312	41,334,580
2014-29 GA — 2.50% 6/25/2043	9,424,712	9,542,362
2014-68 TL — 3.00% 10/25/2043	16,825,824	17,318,408
2012-73 JB — 3.50% 1/25/2042	28,559,475	29,803,246
2012-8 LE — 3.50% 2/25/2042	27,931,781	29,147,769
2012-26 ME — 3.50% 3/25/2042	37,805,819	39,451,518
2012-41 LB — 3.50% 4/25/2042	35,605,731	37,155,623
2012-48 MB — 3.50% 5/25/2042	35,318,630	36,855,930
2012-117 AD — 3.50% 10/25/2042	56,443,073	58,899,797
2010-32 CL — 3.75% 8/25/2018	458,863	472,920
2003-128 NG — 4.00% 1/25/2019	241,403	249,921
2004-7 JK — 4.00% 2/25/2019	2,045,285	2,118,123
2008-18 MD — 4.00% 3/25/2019	512,712	530,354
2004-76 CL — 4.00% 10/25/2019	534,679	551,074
2009-31 A — 4.00% 2/25/2024	239,430	246,150
2009-76 MA — 4.00% 9/25/2024	584,435	599,851
2012-95 AB — 4.00% 11/25/2040	4,404,213	4,473,241
2009-70 NU — 4.25% 8/25/2019	3,119,840	3,224,324
2003-30 HW — 4.50% 4/25/2018	384,115	397,272
2008-40 KA — 4.50% 10/25/2018	606,992	620,467
2008-18 NB — 4.50% 5/25/2020	1,198,458	1,240,468
2008-55 JL — 4.50% 7/25/2023	4,156,663	4,392,066
2008-59 KB — 4.50% 7/25/2023	2,590,234	2,694,904
2008-65 CD — 4.50% 8/25/2023	639,816	672,524
2011-7 PA — 4.50% 10/25/2039	259,504	265,558
2012-40 GC — 4.50% 12/25/2040	4,188,175	4,281,415
2012-67 PB — 4.50% 12/25/2040	5,638,436	5,786,558
2002-74 PE — 5.00% 11/25/2017	352,749	364,433
2003-24 PD — 5.00% 4/25/2018	1,378,727	1,430,498
2003-46 BG — 5.00% 6/25/2018	1,219,706	1,268,268
2008-77 DA — 5.00% 4/25/2023	748,801	758,183
2004-60 LB — 5.00% 4/25/2034	5,702,612	6,130,650
2011-19 WB — 5.50% 10/25/2018	3,498,115	3,661,722

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2009-116 A — 5.50% 4/25/2024	$1,567,357	$1,595,694
2002-9 PC — 6.00% 3/25/2017	751,240	770,923
		$562,511,386
AGENCY POOL ADJUSTABLE RATE — 0.1%
Federal National Mortgage Association 865963 — 2.305% 3/1/2036	$1,892,306	$2,005,144
AGENCY POOL FIXED RATE — 5.5%
Federal Home Loan Mortgage Corporation
B15139 — 4.50% 6/1/2019	$596,540	$622,060
P60959 — 4.50% 9/1/2020	1,515,375	1,577,627
G14030 — 4.50% 12/1/2020	555,570	584,444
G15169 — 4.50% 9/1/2026	10,893,439	11,470,656
G15272 — 4.50% 9/1/2026	13,144,538	13,765,554
G18056 — 5.00% 6/1/2020	819,202	868,866
G13812 — 5.00% 12/1/2020	3,809,439	3,956,979
G15036 — 5.00% 6/1/2024	14,616,805	15,371,946
G13667 — 5.00% 8/1/2024	401,102	428,716
G15435 — 5.00% 11/1/2024	21,360,528	22,634,166
G15173 — 5.00% 6/1/2026	10,224,722	10,797,110
G15407 — 5.00% 6/1/2026	10,273,738	11,010,243
G12400 — 5.50% 11/1/2016	55,586	56,667
G12730 — 5.50% 7/1/2017	11,861	12,256
G12829 — 5.50% 10/1/2017	11,457	11,861
G14187 — 5.50% 12/1/2020	7,368,444	7,777,024
J01270 — 5.50% 2/1/2021	142,194	153,477
G14035 — 5.50% 12/1/2021	576,317	618,164
G15230 — 5.50% 12/1/2024	16,234,434	17,340,963
G15458 — 5.50% 12/1/2024	2,168,248	2,332,985
G14460 — 6.00% 1/1/2024	830,965	904,278
G12139 — 6.50% 9/1/2019	313,157	322,299
A26942 — 6.50% 9/1/2034	597,843	681,588
G08107 — 6.50% 1/1/2036	1,309,433	1,492,858
P50543 — 6.50% 4/1/2037	139,265	153,406
Federal National Mortgage Association
254906 — 4.50% 10/1/2018	449,795	466,680
255547 — 4.50% 1/1/2020	137,287	143,590
MA0323 — 4.50% 2/1/2020	514,989	534,321
MA0358 — 4.50% 3/1/2020	291,872	302,828
MA0419 — 4.50% 5/1/2020	493,483	512,007
AL6725 — 4.50% 9/1/2020	6,547,923	6,815,408

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
735920 — 4.50% 10/1/2020	$121,516	$127,415
995158 — 4.50% 12/1/2020	212,510	223,221
889531 — 4.50% 5/1/2022	70,876	74,405
AL6212 — 4.50% 1/1/2027	15,415,040	16,056,873
AE0126 — 5.00% 6/1/2020	13,477,140	14,011,778
310097 — 5.00% 10/1/2020	1,285,937	1,338,290
AE0792 — 5.00% 12/1/2020	3,206,185	3,333,374
AE0314 — 5.00% 8/1/2021	23,441,267	24,566,743
AL5764 — 5.00% 9/1/2025	12,212,403	12,889,867
AL6798 — 5.00% 9/1/2025	20,317,187	21,314,395
AL4056 — 5.00% 6/1/2026	13,998,226	14,847,964
257100 — 5.50% 1/1/2018	361,465	378,573
745500 — 5.50% 12/1/2018	2,402,126	2,496,486
745119 — 5.50% 12/1/2019	4,391,189	4,649,126
995284 — 5.50% 3/1/2020	2,473,898	2,542,376
745190 — 5.50% 6/1/2020	397,706	413,894
889318 — 5.50% 7/1/2020	3,723,528	3,917,524
745749 — 5.50% 3/1/2021	380,035	407,084
AL5867 — 5.50% 8/1/2023	2,948,496	3,112,453
AE0237 — 5.50% 11/1/2023	3,392,998	3,567,262
AL5812 — 5.50% 5/1/2025	11,508,523	12,161,816
AL0471 — 5.50% 7/1/2025	375,850	406,807
AL4433 — 5.50% 9/1/2025	3,393,885	3,647,022
AL4901 — 5.50% 9/1/2025	5,550,677	5,899,487
735439 — 6.00% 9/1/2019	607,480	635,349
745238 — 6.00% 12/1/2020	1,680,073	1,765,595
745832 — 6.00% 4/1/2021	8,474,513	8,913,917
AD0951 — 6.00% 12/1/2021	3,500,862	3,724,287
AL0294 — 6.00% 10/1/2022	209,058	227,004
890225 — 6.00% 5/1/2023	2,797,989	2,986,098
890403 — 6.00% 5/1/2023	3,456,213	3,637,809
725951 — 7.50% 8/1/2017	20,836	21,645
323282 — 7.50% 7/1/2028	264,232	298,294
Government National Mortgage Association 782281 — 6.00% 3/15/2023	2,180,493	2,393,086
		$310,708,346
AGENCY STRIPPED — 1.1%
Federal Home Loan Mortgage Corporation
217 PO — 0.00% 1/1/2032	$353,380	$321,733
4138 AI — 2.50% 11/15/2022	4,361,726	252,166
3935 LI — 3.00% 10/15/2021	4,457,107	266,865

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
3948 AI — 3.00% 10/15/2021	$5,630,003	$336,336
3956 KI — 3.00% 11/15/2021	12,187,561	792,713
3968 AI — 3.00% 12/15/2021	4,658,556	303,455
3992 OI — 3.00% 1/15/2022	3,540,648	234,526
3994 AI — 3.00% 2/15/2022	8,884,483	575,292
3994 EI — 3.00% 2/15/2022	8,435,500	551,214
3998 KI — 3.00% 11/15/2026	16,129,377	1,574,177
4100 EI — 3.00% 8/15/2027	76,427,975	8,055,692
3706 AI — 3.50% 7/15/2020	4,362,368	115,729
3722 AI — 3.50% 9/15/2020	7,137,049	447,144
3735 AI — 3.50% 10/15/2020	3,530,333	219,768
3874 DI — 3.50% 10/15/2020	5,558,769	222,310
3893 DI — 3.50% 10/15/2020	4,104,840	156,597
3753 CI — 3.50% 11/15/2020	1,692,742	105,394
3755 AI — 3.50% 11/15/2020	6,620,002	418,699
3760 KI — 3.50% 11/15/2020	5,085,712	318,125
3784 BI — 3.50% 1/15/2021	4,589,718	294,413
3874 BI — 3.50% 6/15/2021	3,902,823	264,371
3893 BI — 3.50% 7/15/2021	3,388,294	232,907
3909 KI — 3.50% 7/15/2021	2,772,347	194,446
3938 IO — 3.50% 10/15/2021	19,484,784	1,366,674
3778 GI — 3.50% 6/15/2024	3,729,235	201,662
3854 GI — 3.50% 11/15/2024	2,139,065	67,799
3852 YI — 3.50% 3/15/2025	8,081,697	398,105
3763 NI — 3.50% 5/15/2025	3,292,937	277,510
3904 QI — 3.50% 5/15/2025	3,479,768	220,639
3909 UI — 3.50% 8/15/2025	5,187,539	305,043
3904 NI — 3.50% 8/15/2026	8,119,872	885,491
3930 AI — 3.50% 9/15/2026	10,504,534	1,190,098
4018 AI — 3.50% 3/15/2027	17,772,462	1,962,355
4479 NI — 4.50% 11/15/2019	3,876,635	207,247
3684 CI — 4.50% 8/15/2024	16,583,020	1,201,642
3609 LI — 4.50% 12/15/2024	6,357,676	360,146
3917 AI — 4.50% 7/15/2026	27,516,591	3,174,809
3636 IO — 5.00% 11/15/2018	12,895,227	571,066
217 IO — 6.50% 1/1/2032	340,268	79,600
Federal National Mortgage Association
2011-88 BI — 3.00% 11/25/2020	2,464,062	86,170
2011-141 EI — 3.00% 7/25/2021	11,531,355	577,190
2012-8 TI — 3.00% 10/25/2021	5,631,864	347,318
2011-113 GI — 3.00% 11/25/2021	5,413,108	333,828

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2011-129 AI — 3.00% 12/25/2021	$7,474,694	$477,293
2012-8 UI — 3.00% 12/25/2021	18,330,676	1,154,327
2011-137 AI — 3.00% 1/25/2022	9,863,057	619,009
2011-138 IG — 3.00% 1/25/2022	12,145,632	794,922
2011-145 IO — 3.00% 1/25/2022	15,384,464	965,647
2012-78 AI — 3.00% 2/25/2022	8,770,024	460,882
2012-23 IA — 3.00% 3/25/2022	7,017,142	458,561
2012-32 AI — 3.00% 4/25/2022	11,579,029	756,643
2012-53 CI — 3.00% 5/25/2022	17,840,382	1,176,491
2012-147 AI — 3.00% 10/25/2027	28,573,873	2,892,373
2012-145 DI — 3.00% 1/25/2028	15,880,942	1,672,189
2012-149 CI — 3.00% 1/25/2028	41,986,753	4,327,654
2010-128 LI — 3.50% 11/25/2020	8,365,553	515,778
2011-75 BI — 3.50% 11/25/2020	3,981,905	148,806
2011-78 IA — 3.50% 11/25/2020	10,591,254	395,071
2010-145 BI — 3.50% 12/25/2020	4,274,787	271,672
2011-61 BI — 3.50% 7/25/2021	3,842,253	262,552
2011-66 QI — 3.50% 7/25/2021	6,490,030	447,433
2011-104 CI — 3.50% 10/25/2021	11,220,223	784,754
2011-104 DI — 3.50% 10/25/2021	18,975,999	1,228,694
2011-110 AI — 3.50% 11/25/2021	7,933,185	537,484
2011-118 IC — 3.50% 11/25/2021	21,631,278	1,532,446
2011-125 DI — 3.50% 12/25/2021	15,039,979	1,089,505
2011-143 MI — 3.50% 1/25/2022	5,963,411	380,775
2012-2 MI — 3.50% 2/25/2022	9,122,251	675,436
2010-137 BI — 3.50% 2/25/2024	2,900,231	101,913
2010-135 DI — 3.50% 4/25/2024	6,279,409	259,095
2011-75 AI — 3.50% 1/25/2025	12,725,334	629,726
2011-66 BI — 3.50% 3/25/2025	1,423,439	59,034
2011-80 KI — 3.50% 4/25/2025	6,454,249	358,861
2011-67 CI — 3.50% 8/25/2025	3,403,967	233,609
2011-22 IC — 3.50% 12/25/2025	6,841,828	614,589
2011-101 EI — 3.50% 10/25/2026	16,415,011	1,813,119
2011-69 TI — 4.00% 5/25/2020	3,630,830	153,570
2010-89 LI — 4.00% 8/25/2020	6,339,554	387,611
2010-104 CI — 4.00% 9/25/2020	2,803,398	178,681
2011-67 EI — 4.00% 7/25/2021	6,952,394	420,220
2010-110 IH — 4.50% 10/25/2018	6,861,745	334,010
2009-70 IN — 4.50% 8/25/2019	9,342,259	410,906
2008-15 JI — 4.50% 6/25/2022	696,763	9,780
2010-114 CI — 5.00% 4/25/2018	7,979,726	354,664

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2010-30 IO — 5.00% 8/25/2018	$3,481,011	$174,322
2010-25 NI — 5.00% 3/25/2025	1,132,563	70,985
2003 64 XI — 5.00% 7/25/2033	928,577	181,996
Government National Mortgage Association 2011-49 IX — 1.161% 4/16/2045	52,603,867	1,821,146
		$62,662,698
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATION — 3.4%
Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust Series 2005-5 2A3 — 5.00% 8/25/2020	$102,505	$104,614
Citigroup Mortgage Loan Trust 2014-A A — 4.00% 1/25/2035**	22,105,236	22,859,091
RiverView HECM Trust 2007-1 A — 0.73% 5/25/2047**	31,447,768	27,378,742
Sequoia Mortgage Trust 2012-1 1A1 — 2.865% 1/25/2042	4,268,044	4,308,113
Towd Point Mortgage Trust 2015-4 A1 — 3.50% 4/26/2055**††	34,789,000	35,447,869
Towd Point Mortgage Trust 2015-1
2015-2 1A1 — 3.25% 11/25/2060**	53,242,916	53,638,755
2015-2 2A1 — 3.75% 11/25/2057**	47,948,797	49,146,577
		$192,883,761
TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES		$1,130,771,335
ASSET-BACKED SECURITIES — 44.2%
AUTO — 25.4%
Ally Auto Receivables Trust 2015-1 A3 — 1.39% 9/16/2019	$25,000,000	$25,086,432
American Credit Acceptance Receivables Trust
2014-2 A — 0.99% 10/10/2017**	1,346,306	1,346,200
2014-1 A — 1.14% 3/12/2018**	193,083	193,078
AmeriCredit Automobile Receivables Trust
2013-1 A3 — 0.61% 10/10/2017	204,830	204,818
2014-3 A2A — 0.64% 4/9/2018	23,052,612	23,028,559
2013-2 A3 — 0.65% 12/8/2017	5,817,623	5,816,743
2015-2 A2A — 0.83% 9/10/2018	47,305,000	47,286,338
2014-2 A3 — 0.94% 2/8/2019	9,049,000	9,032,061
2013-4 A3 — 0.96% 4/9/2018	5,033,505	5,035,573
2012-4 B — 1.31% 11/8/2017	1,841,906	1,842,702
2013-3 B — 1.58% 9/10/2018	5,024,000	5,039,536

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2013-4 B — 1.66% 9/10/2018	$10,757,000	$10,799,292
2014-1 B — 1.68% 7/8/2019	1,435,000	1,441,271
2012-5 C — 1.69% 11/8/2018	14,140,000	14,179,139
2015-2 B — 1.82% 7/8/2020	5,500,000	5,526,214
2014-3 B — 1.92% 11/8/2019	13,277,000	13,375,737
2012-4 C — 1.93% 8/8/2018	3,665,700	3,676,117
2015-3 B — 2.08% 9/8/2020	19,000,000	19,207,049
2013-5 C — 2.29% 11/8/2019	2,308,000	2,327,516
2012-3 C — 2.42% 5/8/2018	1,650,000	1,659,476
2015-1 C — 2.51% 1/8/2021	1,724,000	1,745,611
2012-2 C — 2.64% 10/10/2017	3,886,358	3,904,670
2012-1 C — 2.67% 1/8/2018	1,351,326	1,355,398
2012-3 D — 3.03% 7/9/2018	28,019,000	28,511,694
2011-4 C — 3.08% 7/10/2017	51,335	51,401
2012-2 D — 3.38% 4/9/2018	9,836,000	9,983,086
2012-1 D — 4.72% 3/8/2018	10,451,000	10,663,893
ARI Fleet Lease Trust 2015-A A2 — 1.11% 11/15/2018**	20,031,000	20,036,260
California Republic Auto Receivables Trust 2013-2 A2 — 1.23% 3/15/2019	8,877,078	8,897,382
Capital Auto Receivables Asset Trust
2013-1 A3 — 0.79% 6/20/2017	1,245,633	1,245,676
2013-4 A2 — 0.85% 2/21/2017	2,633,049	2,633,335
2014-2 A3 — 1.26% 5/21/2018	9,440,000	9,466,298
2014-1 A3 — 1.32% 6/20/2018	13,698,000	13,712,965
2015-2 A3 — 1.73% 9/20/2019	35,810,000	36,027,549
2014-3 A4 — 1.83% 4/22/2019	9,103,000	9,189,527
2014-1 B — 2.22% 1/22/2019	4,040,000	4,092,756
2013-4 C — 2.67% 2/20/2019	3,807,000	3,866,393
CarMax Auto Owner Trust
2014-2 A2 — 0.46% 4/17/2017	8,812,298	8,810,904
2012-3 A3 — 0.52% 7/17/2017	5,962,174	5,960,518
2012-2 B — 1.73% 2/15/2018	11,980,000	12,059,546
Chesapeake Funding LLC 2014-1A A — 0.619% 3/7/2026**	24,261,364	24,221,509
Credit Acceptance Auto Loan Trust
2014-1A A — 1.55% 10/15/2021**	6,195,000	6,175,646
2014-2A A — 1.88% 3/15/2022**	22,476,000	22,468,655
2014-1A B — 2.29% 4/15/2022**	12,076,000	12,079,809
2015-1A B — 2.61% 1/17/2023**	3,160,000	3,179,161
2014-2A B — 2.67% 9/15/2022**	11,719,000	11,815,798

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2015-2A B — 3.04% 8/15/2023**	$25,000,000	$25,107,575
2015-2A C — 3.76% 2/15/2024**	550,000	552,518
DT Auto Owner Trust
2014-2A A — 0.68% 8/15/2017**	473,483	473,474
2014-2A B — 1.34% 4/16/2018**	9,385,000	9,389,570
2014-1A B — 1.43% 3/15/2018**	2,953,723	2,954,416
2013-2A B — 1.78% 6/15/2017**	370,386	370,397
2015-1A B — 1.88% 4/15/2019**	5,203,000	5,219,854
2015-2A B — 1.88% 5/15/2019**	29,672,000	29,670,884
Enterprise Fleet Financing LLC
2014-1 A2 — 0.87% 9/20/2019**	27,058,120	27,035,410
2014-2 A2 — 1.05% 3/20/2020**	39,489,922	39,394,782
2013-2 A3 — 1.51% 3/20/2019**	20,000,000	19,996,106
2015-2 A2 — 1.59% 2/22/2021**	60,000,000	60,245,226
Exeter Automobile Receivables Trust
2014-2A A — 1.06% 8/15/2018**	3,337,003	3,331,699
2014-1A A — 1.29% 5/15/2018**	9,393,145	9,402,678
2013-2A A — 1.49% 11/15/2017**	1,570,940	1,571,586
First Investors Auto Owner Trust
2014-1A A2 — 0.80% 2/15/2018**	818,405	818,387
2014-2A A2 — 0.86% 8/15/2018**	11,364,169	11,362,483
2015-1A A2 — 1.21% 4/15/2019**	11,337,000	11,332,509
2014-1A A3 — 1.49% 1/15/2020**	9,500,000	9,537,797
2015-2A A2 — 2.28% 9/15/2021**	13,046,000	13,123,431
2015-2A B — 2.75% 9/15/2021**	4,443,000	4,481,381
Ford Credit Auto Lease Trust 2014-A B — 1.16% 8/15/2017	11,829,000	11,827,957
Ford Credit Auto Owner Trust
2012-C B — 1.27% 12/15/2017	4,442,000	4,455,752
2013-A C — 1.36% 10/15/2018	5,700,000	5,708,754
Honda Auto Receivables Owner Trust 2015-2 A3 — 1.04% 2/21/2019	36,050,000	35,996,271
Hyundai Auto Lease Securitization Trust
2015-A A2 — 1.00% 10/16/2017**	29,432,000	29,445,586
2014-B A4 — 1.26% 9/17/2018**	3,126,000	3,133,884
Hyundai Auto Receivables Trust 2012-C A4 — 0.73% 6/15/2018	500,000	500,062
Porsche Innovative Lease Owner Trust 2014-1 A4 — 1.26% 9/21/2020**	15,253,000	15,291,409
Prestige Auto Receivables Trust
2014-1A A2 — 0.97% 3/15/2018**	5,684,895	5,685,655

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
2013-1A A3 — 1.33% 5/15/2019**	$4,606,434	$4,611,694
2014-1A A3 — 1.52% 4/15/2020**	17,250,000	17,248,513
2015-1 A3 — 1.53% 2/15/2021**	17,143,000	17,141,443
2015-1 B — 2.04% 4/15/2021**	10,395,000	10,414,715
2012-1A B — 2.49% 4/16/2018**	3,855,000	3,869,278
Santander Drive Auto Receivables Trust
2014-4 A2A — 0.67% 1/16/2018	17,142,483	17,143,450
2013-3 A3 — 0.70% 10/16/2017	380,910	380,905
2014-1 A3 — 0.87% 1/16/2018	15,703,685	15,706,557
2013-1 B — 1.16% 1/15/2019	2,673,069	2,673,780
2012-AA B — 1.21% 10/16/2017**	4,370,390	4,371,220
2015-2 A3 — 1.22% 4/15/2019	53,386,000	53,355,965
2015-1 A3 — 1.27% 2/15/2019	7,761,000	7,770,669
2013-2 B — 1.33% 3/15/2018	5,510,780	5,515,407
2015-3 A3 — 1.49% 6/17/2019	22,275,000	22,363,323
2013-5 B — 1.55% 10/15/2018	17,963,000	18,010,792
2015-4 A3 — 1.58% 9/16/2019	30,414,000	30,427,823
2014-1 B — 1.59% 10/15/2018	13,495,000	13,531,910
2014-2 B — 1.62% 2/15/2019	17,157,000	17,198,939
2014-5 B — 1.76% 9/16/2019	8,018,000	8,039,669
2013-3 C — 1.81% 4/15/2019	24,745,000	24,829,930
2014-4 B — 1.82% 5/15/2019	8,000,000	8,051,210
2013-2 C — 1.95% 3/15/2019	3,210,000	3,231,434
2015-1 B — 1.97% 11/15/2019	22,861,000	22,961,936
2015-3 B — 2.07% 4/15/2020	17,374,000	17,496,038
2013-4 B — 2.16% 1/15/2020	11,218,000	11,266,774
2012-5 D — 3.30% 9/17/2018	1,636,000	1,676,512
2012-3 D — 3.64% 5/15/2018	37,461,000	38,277,833
2012-2 D — 3.87% 2/15/2018	10,103,000	10,274,749
Toyota Auto Receivables Owner Trust 2014-A A3 — 0.67% 12/15/2017	35,000,000	35,002,971
Westlake Automobile Receivables Trust
2014-1A A2 — 0.70% 5/15/2017**	427,313	427,410
2015-1A A2 — 1.17% 3/15/2018**	19,438,259	19,426,831
2014-1A B — 1.24% 11/15/2019**	8,850,000	8,838,545
2015-1A B — 1.68% 11/16/2020**	18,501,000	18,516,952
2014-1A C — 1.70% 11/15/2019**	500,000	500,796
2015-2A B — 1.83% 1/15/2021**	15,900,000	15,938,756
2015-1A C — 2.29% 11/16/2020**	550,000	555,091
2015-2A C — 2.45% 1/15/2021**	550,000	551,760

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Wheels SPV 2 LLC
2014-1A A2 — 0.84% 3/20/2023**	$14,381,135	$14,389,721
2015-1A A2 — 1.27% 4/22/2024**	18,109,000	18,144,910
World Omni Automobile Lease Securitization Trust
2015-A A4 — 1.73% 12/15/2020	14,972,000	15,096,552
2015-A B — 1.94% 12/15/2020	12,327,000	12,434,514
		$1,433,344,061
OTHER — 18.8%
Bayview Opportunity Master Fund IIa Trust PL 2014-20NP A — 3.721% 8/28/2044**	$153,363	$153,794
Beacon Container Finance LLC 2012-1A A — 3.72% 9/20/2027**	437,809	446,943
Cabela's Credit Card Master Note Trust
2012-2A A1 — 1.45% 6/15/2020**	52,666,000	52,970,441
2012-1A A1 — 1.63% 2/18/2020**	11,386,000	11,471,075
2011-4A A1 — 1.90% 10/15/2019**	31,487,000	31,808,334
Capital One Multi-Asset Execution Trust 2014-A2 A2 — 1.26% 1/15/2020	56,017,000	56,285,422
CCG Receivables Trust
2014-1 A2 — 1.06% 11/15/2021**	13,603,711	13,608,944
— 1.46% 11/14/2018**	26,342,000	26,360,516
Cerberus Onshore II CLO-2 LLC
2014-1A A — 2.189% 10/15/2023**	8,877,781	8,877,249
2014-1A B — 2.975% 10/15/2023**	6,612,000	6,574,510
GE Capital Credit Card Master Note Trust — 1.207% 3/15/2020	15,486,918	15,537,995
Golden Credit Card Trust 2012-2A A1 — 1.77% 1/15/2019**	31,192,000	31,507,136
HFG Healthco-4 LLC 2011-1A A — 2.447% 6/2/2017**	17,140,000	17,256,123
HLSS Servicer Advance Receivables Backed Notes Series
2013-T3 A3 — 1.793% 5/15/2046**	25,054,000	24,991,365
2013-T5 AT5 — 1.979% 8/15/2046**	15,713,000	15,742,462
2013-T5 BT5 — 2.276% 8/15/2046**	9,300,000	9,244,781
HLSS Servicer Advance Receivables Trust
2013-T1 A2 — 1.495% 1/16/2046**	25,175,000	25,167,133
2013-T1 B2 — 1.744% 1/16/2046**	5,750,000	5,735,625
2012-T2 A2 — 1.99% 10/15/2045**	12,319,000	12,321,406
2012-T2 B2 — 2.48% 10/15/2045**	14,078,000	14,073,601
John Deere Owner Trust 2013-B A4 — 1.39% 12/16/2019	13,312,000	13,380,658

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Kubota Credit Owner Trust 2014-1A A2 — 0.58% 2/15/2017**	$2,438,962	$2,437,889
MMAF Equipment Finance LLC
2015-AA A2 — 0.96% 9/18/2017**	25,924,000	25,961,188
2013-AA A3 — 1.03% 12/11/2017**	23,548,864	23,552,707
2012-AA A4 — 1.35% 10/10/2018**	2,159,481	2,167,688
Nationstar HECM Loan Trust A 2014-1A A — 4.50% 11/25/2017**	22,170,915	22,265,695
Normandy Mortgage Loan Co. LLC 2013-NPL3 A — 4.949% 9/16/2043**	7,815,633	7,806,736
NRZ Advance Receivables Trust Advance Receivables Backed 2015-T1 — 2.315% 8/15/2046**	44,316,000	44,315,973
Ocwen Freddie Advance Funding LLC 2015-T1 AT1 — 2.062% 11/15/2045**††	12,202,000	12,201,047
PFS Financing Corp.
2014-AA A — 0.807% 2/15/2019**	29,204,000	29,102,055
2014-BA A — 0.807% 10/15/2019**	22,141,000	22,008,034
2015-AA A — 0.827% 4/15/2020**	29,100,000	28,895,782
2015-AA B — 1.107% 4/15/2020**	500,000	498,596
Progreso Receivables Funding II LLC 2014-A A — 3.50% 7/8/2019**	9,735,000	9,778,082
RMAT 2015 PR1 LLC RMAT — 4.826% 6/25/2035**	37,164,067	37,164,048
Stanwich Mortgage Loan Co. LLC 2013-NPL2 A — 3.228% 4/16/2059**	10,826,654	10,825,488
Stanwich Mortgage Loan Trust Series
2011-2 A — 0.995% 9/15/2050**††	1,729,675	925,729
2010-2 A — 1.987% 2/28/2057**††	2,155,127	1,086,615
2010-4 A — 4.501% 8/31/2049**††	1,525,364	770,309
2009-2 A — 5.402% 2/15/2049**††	170,152	76,092
2011-1 A — 5.542% 8/15/2050**††	2,330,054	1,228,938
2010-3 A — 6.382% 7/31/2038**††	1,421,712	711,283
2010-1 A — 12.836% 9/30/2047**††	402,653	203,662
STORE Master Funding LLC 2012-1A A — 5.77% 8/20/2042**	477,989	518,121
Sunset Mortgage Loan Co. LLC
2014-NPL1 A — 3.228% 8/16/2044**	24,525,669	24,460,252
2014-NPL2 A — 3.721% 11/16/2044**	36,556,848	36,466,940
Synchrony Credit Card Master Note Trust 2012-6 A — 1.36% 8/17/2020	57,527,000	57,680,148

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

BONDS & DEBENTURES — Continued	Principal Amount	Fair Value
Truman Capital Mortgage Loan Trust
2014-NPL3 A1 — 3.125% 4/25/2053**	$2,547,260	$2,536,284
2014-NPL2 A1 — 3.125% 6/25/2054**	1,473,837	1,466,670
VOLT 2015-NPL9 A1 — 3.50% 6/26/2045**	33,246,454	33,161,619
VOLT XXV LLC 2015-NPL8 A1 — 3.50% 6/26/2045**	37,070,325	36,995,713
VOLT XXVII LLC 2014-NPL7 A1 — 3.375% 8/27/2057**	44,217,104	44,188,208
VOLT XXXIII LLC 2015-NPL5 A1 — 3.50% 3/25/2055**	51,773,845	51,630,717
VOLT XXXIV LLC 2015-NPL7 A1 — 3.25% 2/25/2055**	32,719,971	32,615,018
VOLT XXXVI LLC 2015-NP10 A1 — 3.625% 7/25/2045**	26,802,367	26,692,927
VOLT XXXVIII LLC 2015-NP12 A1 — 3.875% 9/25/2045**††	28,983,000	28,774,322
Volvo Financial Equipment LLC Series 2013-1A B — 1.24% 8/15/2019**	1,500,000	1,499,373
		$1,056,185,461
TOTAL ASSET-BACKED SECURITIES		$2,489,529,522
CORPORATE BONDS & NOTES — 8.4%
BASIC MATERIALS — 1.0%
Thompson Creek Metals Co., Inc. — 9.75% 12/1/2017	$58,717,000	$54,019,640
COMMUNICATIONS — 1.0%
Unison Ground Lease Funding LLC
— 9.522% 4/15/2040**	$19,600,000	22,388,492
— 5.78% 3/15/2043**††	10,932,000	10,967,638
— 6.268% 3/15/2043**	3,768,000	3,780,660
WCP ISSUER LLC — 6.657% 8/15/2043**††	15,711,000	16,366,149
		$53,502,939
CONSUMER, CYCLICAL — 2.7%
Continental Airlines 2000-1 Class B Pass Through Trust — 8.388% 5/1/2022	$1,224,643	$1,258,321
US Airways 1998-1B Pass Through Trust — 7.35% 7/30/2019	5,963,399	5,750,983

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

CORPORATE BONDS AND NOTES — Continued	Principal Amount	Fair Value
US Airways 1998-1C Pass Through Trust — 6.82% 1/30/2019	$12,956,959	$11,329,305
US Airways 1999-1C Pass Through Trust — 7.96% 7/20/2019	12,545,897	11,189,435
Algeco Scotsman Global Finance plc — 8.50% 10/15/2018**	60,246,000	53,468,325
HD Supply, Inc. — 11.00% 4/15/2020	37,556,000	41,574,492
Northwest Airlines 1999-2 Class C Pass Through Trust — 8.304% 9/1/2010††	23,450,793	15,536,150
Northwest Airlines 2000-1 Class G Pass Through Trust — 7.15% 4/1/2021	13,952,508	14,597,811
		$154,704,822
CONSUMER, NON-CYCLICAL — 0.2%
InSite Issuer LLC — 8.595% 8/15/2043**††	$11,901,000	$12,502,477
DIVERSIFIED — 0.8%
PT Boart Longyear Management Pty Ltd. — 10.00% 10/1/2018**	$51,802,000	$44,808,730
ENERGY — 0.9%
Atwood Oceanics, Inc. — 6.50% 2/1/2020	$63,414,000	$50,889,735
FINANCIAL — 0.2%
N671US Trust — 7.50% 9/15/2020**††	$13,896,910	$13,931,652
INDUSTRIAL — 1.6%
Air 2 US
— 8.027% 10/1/2020**	$7,308,330	$7,518,444
— 10.127% 10/1/2020**††	39,258,228	10,207,140
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu — 7.875% 8/15/2019	71,693,000	74,291,871
		$92,017,455
TOTAL CORPORATE BONDS & NOTES (Cost $512,501,423)		$476,377,450
CORPORATE BANK DEBT — 2.4%
La Frontera Generation Term Loan B — 4.50% 9/30/2020**	$26,799,660	$23,774,782
OCI Beaumont LLC Term Loan B — 5.50% 8/20/2019**	38,180,450	38,727,576
OSG International, Inc. — 5.75% 8/5/2019**	44,078,829	43,822,291
WireCo WorldGroup, Inc. — 6.00% 2/15/2017**	28,432,211	28,326,443
TOTAL CORPORATE BANK DEBT		$134,651,092

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS (Continued)

September 30, 2015

	Principal Amount	Fair Value
MUNICIPALS — 1.3%
Panhandle-Plains Student Finance Corp. Rev., (STUDENT LN REV NT SR 2001A-2 A), — 1.704% 12/1/2031††	$7,800,000	$7,751,250
Puerto Rico Commonwealth Aqueduct and Senior Lien — 8.75% 11/30/2015††**	41,283,000	41,283,000
Wayne County GO, (TXBL), — 5.75% 12/1/2017††	26,021,000	25,874,762
TOTAL MUNICIPALS		$74,909,012
U.S. TREASURIES — 7.3%
U.S. Treasury Notes
— 0.084% 4/30/2016	$85,000,000	$85,002,134
— 0.085% 7/31/2016	20,000,000	20,000,330
— 0.25% 11/30/2015	15,000,000	15,004,688
— 0.25% 12/15/2015	80,000,000	80,028,128
— 0.375% 1/15/2016	135,000,000	135,116,680
— 2.625% 2/29/2016	75,000,000	75,777,465
TOTAL U.S. TREASURIES		$410,929,425
TOTAL INVESTMENT SECURITIES — 99.5% (Cost $5,733,884,134)		$5,608,763,514
SHORT-TERM INVESTMENTS — 0.6%
State Street Bank Repurchase Agreement — 0.00% 10/1/2015 (Dated 09/30/2015, repurchase price of $34,924,000, collateralized by $35,100,000 principal amount U.S. Treasury Note — 1.625% 2020, fair value $35,626,500)	$34,924,000	$34,924,000
TOTAL SHORT-TERM INVESTMENTS (Cost $34,924,000)		$34,924,000
TOTAL INVESTMENTS — 100.1% (Cost $5,768,808,134)		$5,643,687,514
Other Assets And Liabilities, net — (0.1)%		(7,169,222)
NET ASSETS — 100.0%		$5,636,518,292

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.11% of total net assets at September 30, 2015.

**  Restricted securities. These restricted securities constituted 40.32% of total net assets at September 30, 2015, most of which are considered liquid by the Adviser. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Fund does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under policies adopted by authority of the Fund's Board of Directors.

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
A10 Term Asset Financing LLC 2013-2 A	10/30/2013,	$7,659,681	$7,699,478	0.14%
ARI Fleet Lease Trust 2015-A A2	4/15/2015, 7/20/2015	20,018,629	20,036,260	0.36%
Air 2 US	7/24/2014, 8/22/2014, 2/12/2015	9,396,338	10,207,140	0.18%
Air 2 US	7/1/2014, 10/27/2014	7,852,277	7,518,444	0.13%
Algeco Scotsman Global Finance plc	9/4/2014, 9/9/2014, 9/15/2014, 9/22/2014, 9/26/2014, 9/29/2014, 10/2/2014, 10/14/2014, 10/15/2014, 11/13/2014, 11/19/2014, 11/20/2014, 11/21/2014, 12/1/2014, 12/3/2014, 12/8/2014, 12/10/2014, 4/29/2015, 7/31/2015, 8/12/2015	61,250,758	53,468,325	0.95%
American Credit Acceptance Receivables Trust 2014-2 A	4/15/2014	1,425,077	1,346,200	0.02%
American Credit Acceptance Receivables Trust 2014-1 A	1/7/2014	212,450	193,078	0.00%
Banc of America Large Loan Ball 2009 FDG C	3/31/2015	23,875,992	23,359,263	0.41%
Bayview Opportunity Master Fund IIa Trust PL 2014-20NP A	8/19/2014	153,363	153,794	0.00%
Beacon Container Finance LLC 2012-1A A	5/1/2014	445,847	446,943	0.01%
CCG Receivables Trust 2014-1 A2	5/6/2014, 3/31/15, 4/1/2015, 6/16/2015, 8/12/2015	13,586,389	13,608,944	0.24%
CCG Receivable Trust	09/09/15	26,339,598	26,360,516	0.47%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
COMM Mortgage Trust 2012-9W57 A	5/7/2015	$54,554,272	$54,304,296	0.96%
COMM Mortgage Trust 2001-J2A D	5/4/2015	6,792,013	6,731,365	0.12%
COMM Mortgage Trust 2001-J2A C	5/4/2015	3,282,576	3,254,045	0.06%
Cabela's Credit Card Master Note Trust 2012-2A A1	3/11/2015, 4/15/2015, 6/19/2015	52,865,619	52,970,441	0.94%
Cabela's Credit Card Master Note Trust 2011-4A A1	3/11/2015, 3/30/2015	31,853,305	31,808,334	0.56%
Cabela's Credit Card Master Note Trust 2012-1A A1	3/19/2015, 5/19/2015	11,476,854	11,471,075	0.20%
Cerberus Onshore II CLO-2 LLC 2014-1A A	11/20/2014, 2/12/2015	8,877,981	8,877,249	0.16%
Cerberus Onshore II CLO-2 LLC 2014-1A B	11/20/2014	6,560,877	6,574,510	0.12%
Chesapeake Funding LLC 2014-1A A	3/4/2014	24,261,364	24,221,509	0.43%
Citigroup Mortgage Loan Trust 2014-A A	2/24/2014, 7/28/2015	22,857,318	22,859,091	0.41%
Credit Acceptance Auto Loan Trust 2015-2A B	8/12/2015	24,997,256	25,107,575	0.45%
Credit Acceptance Auto Loan Trust 2014-2A A	3/2/2015, 7/29/2015, 8/6/2015	22,494,505	22,468,655	0.40%
Credit Acceptance Auto Loan Trust 2014-1A B	6/16/2015	12,061,942	12,079,809	0.21%
Credit Acceptance Auto Loan Trust 2014-2A B	9/18/2014, 7/30/2015	11,734,610	11,815,798	0.21%
Credit Acceptance Auto Loan Trust 2014-1A A	8/6/2015, 8/12/2015	6,174,614	6,175,646	0.11%
Credit Acceptance Auto Loan Trust 2015-1A B	7/31/2015	3,161,453	3,179,161	0.06%
Credit Acceptance Auto Loan Trust 2015-2A C	8/12/2015	549,993	552,518	0.01%
DT Auto Owner Trust 2015-2A B	6/10/2015	29,669,344	29,670,884	0.53%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
DT Auto Owner Trust 2014-2A B	4/9/2014, 6/11/2015	$9,384,270	$9,389,570	0.17%
DT Auto Owner Trust 2015-1A B	5/13/2015, 7/22/2015	5,221,644	5,219,854	0.09%
DT Auto Owner Trust 2014-1A B	1/14/2014	2,953,410	2,954,416	0.05%
DT Auto Owner Trust 2014-2A A	4/9/2014	473,471	473,474	0.01%
DT Auto Owner Trust 2013-2A B	9/17/2013	370,369	370,397	0.01%
Del Coronado Trust 2013-DEL MZ 2013-HDMZ M	4/1/2013, 11/13/2013, 2/12/2015	9,503,469	9,387,234	0.17%
Enterprise Fleet Financing LLC 2015-2 A2	7/22/2015	59,995,203	60,245,226	1.07%
Enterprise Fleet Financing LLC 2014-2 A2	8/26/2014, 3/25/2015, 4/28/2015, 5/28/2015	39,479,665	39,394,782	0.70%
Enterprise Fleet Financing LLC 2014-1 A2	5/7/2015	27,036,893	27,035,410	0.48%
Enterprise Fleet Financing LLC 2013-2 A3	8/4/2015	19,974,511	19,996,106	0.35%
Exeter Automobile Receivables Trust 2014-1A A	1/29/2014, 5/2/2014	9,393,618	9,402,678	0.17%
Exeter Automobile Receivables Trust 2014-2A A	5/20/2014	3,336,909	3,331,699	0.06%
Exeter Automobile Receivables Trust 2013-2A A	9/11/2013	1,570,920	1,571,586	0.03%
First Investors Auto Owner Trust 2015-2A A2	8/18/2015	13,043,392	13,123,431	0.23%
First Investors Auto Owner Trust 2014-2A A2	8/6/2014	11,363,654	11,362,483	0.20%
First Investors Auto Owner Trust 2015-1A A2	4/16/2015	11,336,762	11,332,509	0.20%
First Investors Auto Owner Trust 2014-1A A3	4/3/2014	9,498,501	9,537,797	0.17%
First Investors Auto Owner Trust 2015-2A B	8/18/2015	4,442,569	4,481,381	0.08%
First Investors Auto Owner Trust 2014-1A A2	8/28/2014	818,450	818,387	0.01%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Golden Credit Card Trust 2012-2A A1	4/23/2015, 5/4/2015	$31,521,246	$31,507,136	0.56%
HFG Healthco-4 LLC 2011-1A A	5/26/2011, 9/22/2011, 2/18/2015	17,145,828	17,256,123	0.31%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T3 A3	7/27/2015	24,909,491	24,991,365	0.44%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T5 AT5	6/16/2015, 7/21/2015, 9/21/2015	15,731,861	15,742,462	0.28%
HLSS Servicer Advance Receivables Backed Notes Series 2013-T5 BT5	2/12/2014	9,331,194	9,244,781	0.16%
HLSS Servicer Advance Receivables Trust 2013-T1 A2	2/12/2014, 2/13/2014, 7/21/2015	25,202,960	25,167,133	0.45%
HLSS Servicer Advance Receivables Trust 2012-T2 B2	2/13/2014, 2/14/2014	14,253,947	14,073,601	0.25%
HLSS Servicer Advance Receivables Trust 2012-T2 A2	5/19/2015, 6/10/2015, 6/25/2015, 8/5/2015	12,341,190	12,321,406	0.22%
HLSS Servicer Advance Receivables Trust 2013-T1 B2	2/14/2014	5,746,666	5,735,625	0.10%
Hyundai Auto Lease Securitization Trust 2015-A A2	3/4/2015	29,431,726	29,445,586	0.52%
Hyundai Auto Lease Securitization Trust 2014-B A4	4/20/2015	3,136,343	3,133,884	0.06%
InSite Issuer LLC	8/19/2013, 2/12/2015	11,921,437	12,502,477	0.22%
Kubota Credit Owner Trust 2014-1A A2	4/15/2014	2,438,864	2,437,889	0.04%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
La Frontera Generation Term Loan B	5/9/2013, 5/15/2013, 5/22/2013, 5/23/2013, 10/2/2013, 10/3/2013, 1/3/2014, 3/4/2014, 7/9/2014, 9/9/2014, 10/2/2014, 1/7/2015, 2/17/2015, 4/2/2015, 6/30/2015, 9/1/2015	$26,782,540	$23,774,782	0.42%
MMAF Equipment Finance LLC 2015-AA A2	5/5/2015	25,922,142	25,961,188	0.46%
MMAF Equipment Finance LLC 2013-AA A3	3/26/2015, 5/1/2015, 6/5/2015	23,570,873	23,552,707	0.42%
MMAF Equipment Finance LLC 2012-AA A4	6/5/2015	2,163,623	2,167,688	0.04%
Monty Parent Issuer 1 LLC 2013-LTR1 B	11/14/2013, 1/27/2015, 2/12/2015	7,342,636	7,361,711	0.13%
N671US Trust	8/16/2012	13,896,910	13,931,652	0.25%
NRZ Advance Receivables Trust Advance Receivables Backed 2015-T1	8/25/2015	44,316,000	44,315,973	0.79%
Nationstar HECM Loan Trust A 2014-1A A	12/9/2014, 2/12/2015	22,170,811	22,265,695	0.39%
Normandy Mortgage Loan Co. LLC 2013-NPL3 A	8/28/2013, 2/12/2015	7,815,223	7,806,736	0.14%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
OCI Beaumont LLC Term Loan B	3/26/2014, 4/2/2014, 4/9/2014, 6/5/2014, 9/7/2014, 10/3/2014, 10/30/2014, 11/1/2014 1/17/2015, 2/17/2015, 4/2/2015, 6/16/2015, 6/30/2015, 8/18/2015, 8/21/2015, 8/27/2015, 8/28/2015, 9/30/2015	$38,543,823	$38,727,576	0.69%
OSG International, Inc.	7/7/2014, 7/8/2014, 7/25/2014, 8/15/2014, 9/24/2014, 10/2/2014, 10/24/2014, 11/3/2014, 6/16/2015, 6/18/2015, 8/18/2015, 8/20/2015, 8/25/2015, 8/26/2015	44,133,080	43,822,291	0.78%
Ocwen Freddie Advance Funding LLC 2015-T1 AT1	6/22/2015	12,202,000	12,201,047	0.22%
Ores NPL LLC 2014-LV3 B	3/21/2014, 2/12/2015	49,860,943	49,997,782	0.89%
PFS Financing Corp. 2014-AA A	2/4/2014 4/24/2015, 7/28/2015	29,203,202	29,102,055	0.52%
PFS Financing Corp. 2015-AA A	4/8/2015, 7/30/2015	29,096,095	28,895,782	0.51%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
PFS Financing Corp. 2014-BA A	10/7/2015, 2/18/2015, 6/15/2015	$22,137,252	$22,008,034	0.39%
PFS Financing Corp. 2015-AA B	4/8/2015	500,000	498,596	0.01%
PT Boart Longyear Management Pty Ltd.	9/20/2013, 9/24/2014, 10/6/2014, 10/24/2014, 11/13/2014, 11/21/2014, 12/5/2014, 12/10/2014, 2/20/2015, 3/2/2015	53,116,889	44,808,730	0.79%
Porsche Innovative Lease Owner Trust 2014-1 A4	3/2/2015	15,256,754	15,291,409	0.27%
Prestige Auto Receivables Trust 2014-1A A3	3/18/2014	17,249,261	17,248,513	0.31%
Prestige Auto Receivables Trust 2015-1 A3	3/18/2015, 5/29/2015	17,143,332	17,141,443	0.30%
Prestige Auto Receivables Trust 2015-1 B	3/18/2015	10,394,399	10,414,715	0.18%
Prestige Auto Receivables Trust 2014-1A A2	3/18/2014	5,684,386	5,685,655	0.10%
Prestige Auto Receivables Trust 2013-1A A3	9/12/2014	4,620,875	4,611,694	0.08%
Prestige Auto Receivables Trust 2012-1A B	7/17/2014	3,906,066	3,869,278	0.07%
Progreso Receivables Funding II LLC 2014-A A	6/18/2014, 2/12/2015	9,735,080	9,778,082	0.17%
Puerto Rico Commonwealth Aqueduct and Senior Lien	9/18/2015	41,283,000	41,283,000	0.73%
RMAT 2015 PR1 LLC RMAT	6/23/2015	37,164,067	37,164,048	0.66%
Rialto Capital Management LLC 2015-LT7 B	6/15/2015	17,716,000	17,716,000	0.31%
Rialto Capital Management LLC 2014-LT6 B	9/17/2014, 2/12/2015	10,041,328	10,046,154	0.18%
Rialto Capital Management LLC 2014-LT5 B	11/20/2014	7,429,199	7,374,940	0.13%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
RiverView HECM Trust 2007-1 A	1/9/2013, 2/12/2015	$28,923,614	$27,378,742	0.49%
STORE Master Funding LLC 2012-1A A	8/31/2012	476,641	518,121	0.01%
Santander Drive Auto Receivables Trust 2012-AA B	5/13/2014, 8/22/2014	4,383,338	4,371,220	0.08%
Stanwich Mortgage Loan Co. LLC 2013-NPL2 A	5/31/2013, 2/12/2015	10,826,595	10,825,488	0.19%
Stanwich Mortgage Loan Trust Series 2011-1 A	5/10/2011, 9/22/2011	1,230,513	1,228,938	0.02%
Stanwich Mortgage Loan Trust Series 2010-2 A	5/21/2010, 9/22/2011	1,141,590	1,086,615	0.02%
Stanwich Mortgage Loan Trust Series 2011-2 A	6/10/2011, 9/22/2011	931,323	925,729	0.02%
Stanwich Mortgage Loan Trust Series 2010-4 A	8/4/2010, 9/22/2011	713,920	770,309	0.01%
Stanwich Mortgage Loan Trust Series 2010-3 A	6/2/2010, 9/22/2011	690,088	711,283	0.01%
Stanwich Mortgage Loan Trust Series 2010-1 A	4/22/2010, 9/22/2011	211,311	203,662	0.00%
Stanwich Mortgage Loan Trust Series 2009-2 A	9/22/2011, 7/1/2013	75,982	76,092	0.00%
Sunset Mortgage Loan Co. LLC 2014-NPL2 A	11/25/2014	36,556,848	36,466,940	0.65%
Sunset Mortgage Loan Co. LLC 2014-NPL1 A	8/21/2014, 2/12/2015	24,451,607	24,460,252	0.43%
Towd Point Mortgage Trust 2015-4 A1	9/25/2015	35,447,860	35,447,869	0.63%
Towd Point Mortgage Trust 2015-1 2015-2 1A1	5/28/2015	53,984,583	53,638,755	0.95%
Towd Point Mortgage Trust 2015-1 2015-2 2A1	6/10/2015	49,106,659	49,146,577	0.87%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Truman Capital Mortgage Loan Trust 2014-NPL3 A1	9/9/2014, 2/12/2015	$2,543,917	$2,536,284	0.04%
Truman Capital Mortgage Loan Trust 2014-NPL2 A1	9/9/2014, 2/12/2015	1,472,073	1,466,670	0.03%
Unison Ground Lease Funding LLC	12/13/2012 2/12/2015	22,931,845	22,388,492	0.40%
Unison Ground Lease Funding LLC	3/12/2013, 7/16/2013, 2/12/2015	10,825,345	10,967,638	0.19%
Unison Ground Lease Funding LLC	3/12/2013, 2/12/2015	3,766,994	3,780,660	0.07%
VFC LLC 2014-2 B	7/9/2014	6,179,212	6,194,625	0.11%
VOLT 2015-NPL9 A1	6/26/2015	33,214,877	33,161,619	0.59%
VOLT XXV LLC 2015-NPL8 A1	6/17/2015	37,029,550	36,995,713	0.66%
VOLT XXVII LLC 2014-NPL7 A1	10/24/2014	44,161,682	44,188,208	0.78%
VOLT XXXIII LLC 2015-NPL5 A1	3/13/2015	51,721,964	51,630,717	0.92%
VOLT XXXIV LLC 2015-NPL7 A1	4/24/2015	32,685,922	32,615,018	0.58%
VOLT XXXVI LLC 2015-NP10 A1	7/10/2015	26,774,972	26,692,927	0.47%
VOLT XXXVIII LLC 2015-NP12 A1	9/11/2015	28,958,772	28,774,322	0.51%
Volvo Financial Equipment LLC Series 2013-1A B	6/11/2015	1,494,049	1,499,373	0.03%
WCP ISSUER LLC	8/1/2013, 2/12/2015	15,735,868	16,366,149	0.29%
Westlake Automobile Receivables Trust 2015-1A A2	3/4/2015, 4/27/2015	19,442,501	19,426,831	0.34%
Westlake Automobile Receivables Trust 2015-1A B	3/4/2015, 5/29/2015	18,513,266	18,516,952	0.33%
Westlake Automobile Receivables Trust 2015-2A B	6/18/2015	15,898,400	15,938,756	0.28%
Westlake Automobile Receivables Trust 2014-1A B	5/20/2014	8,851,455	8,838,545	0.16%
Westlake Automobile Receivables Trust 2015-1A C	3/4/2015	549,911	555,091	0.01%
Westlake Automobile Receivables Trust 2015-2A C	6/18/2015	549,973	551,760	0.01%
Westlake Automobile Receivables Trust 2014-1A C	5/20/2014	499,944	500,796	0.01%

FPA NEW INCOME, INC.
PORTFOLIO OF INVESTMENTS — RESTRICTED SECURITIES

(Continued)
September 30, 2015

Issuer	Acquisition Date (s)	Cost	Fair Value	Fair Value as a % of Net Assets
Westlake Automobile Receivables Trust 2014-1A A2	5/20/2014	$427,295	$427,410	0.01%
Wheels SPV 2 LLC 2015-1A A2	6/2/2015, 6/10/2015	18,106,911	18,144,910	0.32%
Wheels SPV 2 LLC 2014-1A A2	5/13/2014, 2/18/2015, 3/27/2015, 5/18/2015	14,374,545	14,389,721	0.26%
WireCo WorldGroup, Inc.	8/17/2015, 8/19/2015, 8/25/2015, 9/15/2015, 9/24/2015, 9/30/2015, 10/13/2015, 10/21/2015, 11/2/2015	$28,491,028	$28,326,443	0.50%
TOTAL RESTRICTED SECURITIES		$2,293,505,260	$2,272,465,412	40.32%

See notes to financial statements.

FPA NEW INCOME, INC.
STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

ASSETS
Investment securities — at fair value (identified cost $5,733,884,134)	$5,608,763,514
Short-term investments — at amortized cost (maturities 60 days or less)	34,924,000
Cash	470
Receivable for:
Interest	27,482,851
Capital Stock sold	6,866,806
Investment securities sold	2,491,631
Total assets	5,680,529,272
LIABILITIES
Payable for:
Investment securities purchased	33,788,313
Capital Stock repurchased	7,095,818
Advisory fees	2,303,951
Accrued expenses and other liabilities	822,898
Total liabilities	44,010,980
NET ASSETS	$5,636,518,292
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.01 per share; authorized 600,000,000 shares; outstanding 559,352,431 shares	$5,593,524
Additional Paid-in Capital	6,033,886,620
Accumulated net realized loss on investments	(268,314,863)
Accumulated net investment loss	(9,526,369)
Net unrealized depreciation	(125,120,620)
NET ASSETS	$5,636,518,292
NET ASSET VALUE
Offering and redemption price per share	$10.08

See accompanying notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

INVESTMENT INCOME
Interest	$118,383,301
EXPENSES
Advisory fees	28,501,399
Transfer agent fees and expenses	2,885,531
Filing fees	356,032
Custodian fees	335,758
Reports to shareholders	255,515
Directors fees and expenses	170,680
Administrative services fees	137,072
Professional fees	124,134
Audit and tax services fees	112,528
Legal fees	46,695
Other	48,336
Total expenses	32,973,680
Net expenses	32,973,680
Net investment income	85,409,621
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	3,339,184
Net change in unrealized appreciation (depreciation) of:
Investments	(40,891,517)
Net realized and unrealized loss	(37,552,333)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$47,857,288

See accompanying notes to Financial Statements.

FPA NEW INCOME, INC.
STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30, 2015	Year Ended September 30, 2014
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$85,409,621	$140,410,499
Net realized loss	3,339,184	(50,975,625)
Net change in unrealized depreciation	(40,891,517)	(16,217,063)
Net increase in net assets resulting from operations	47,857,288	73,217,811
Distributions to shareholders from:
Net investment income	(136,904,248)	(182,659,674)
Total distributions	(136,904,248)	(182,659,674)
Capital Stock transactions:
Proceeds from Capital Stock sold	2,026,439,200	2,661,056,738
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	115,599,394	147,373,658
Cost of Capital Stock repurchased	(2,246,338,789)*	(1,901,690,465)*
Net increase (decrease) from Capital Stock transactions	(104,300,195)	906,739,931
Total change in net assets	(193,347,155)	797,298,068
NET ASSETS
Beginning of Year	5,829,865,447	5,032,567,379
End of Year	$5,636,518,292	$5,829,865,447
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	199,792,625	258,440,070
Shares issued to shareholders upon reinvestment of dividends and distributions	11,417,117	14,341,031
Shares of Capital Stock repurchased	(221,452,886)	(184,676,382)
Change in Capital Stock outstanding	(10,243,144)	88,104,719

*  Net of redemption fees of $477,919 and $780,788 for the year ended September 30, 2015 and year ended September 30, 2014, respectively.

See accompanying notes to Financial Statements.

FPA NEW INCOME, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Year

	Year Ended September 30,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$10.24	$10.45	$10.70	$10.84	$11.04
Income from investment operations:
Net investment income*	0.15	0.30	0.28	0.27	0.43
Net realized and unrealized loss on investment securities	(0.06)	(0.15)	(0.21)	(0.04)	(0.16)
Total from investment operations	$0.09	$0.15	$0.07	$0.23	$0.27
Less distributions:
Dividends from net investment income	(0.25)	(0.36)	(0.32)	(0.37)	(0.47)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$10.08	$10.24	$10.45	$10.70	$10.84
Total investment return***	0.84%	1.47%	0.66%	2.18%	2.47%
Ratios/supplemental data:
Net Assets, End of Year (in $000's)	$5,636,518	$5,829,865	$5,032,567	$5,091,681	$4,276,200
Ratio of expense to average net assets	0.58%	0.56%	0.58%	0.57%	0.60%
Ratio of net investment income (loss) to average net assets	1.50%	2.59%	2.74%	2.21%	3.94%
Portfolio turnover rate	29%	97%	84%	77%	117%

*  Per share amount is based on average shares outstanding

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See accompanying notes to Financial Statements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1 — Significant Accounting Policies

FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end, management investment company. The Fund's primary investment objective is to seek current income and long-term total return. The Fund qualifies as an investment company pursuant to Financial Accounting Standard Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Market discounts and premiums on fixed income securities are amortized over the expected life of the securities. Realized gains or losses are based on the specific identification method.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Mortgage-Backed and Other Asset-Backed Securities Risk: The values of some mortgage-backed and other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may also fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Stripped Mortgage-Backed Interest Only ("I/O") and Principal Only ("P/O") Securities: Stripped mortgage backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest payments on the underlying mortgages (the I/O class), while the other class will receive all of the principal payments (the P/O class). The Fund currently has investments in I/O and P/O securities. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield-to-maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in I/Os.

Credit Risk: Debt securities are subject to credit risk, meaning that the issuer of the debt security may default or fail to make timely payments of principal or interest. The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage-and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $3,493,678,602 for the year ended September 30, 2015. The proceeds and cost of securities sold resulting in net realized gains of $3,339,184 aggregated $1,546,644,666 and $1,543,305,482, respectively, for the year ended September 30, 2015. Realized gains or losses are based on the specific identification method.

NOTE 4 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement"), advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the Fund's average daily net assets. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year. Effective as of March 23, 2015, the Fund engaged State Street Bank and Trust Company to provide certain financial and administrative services previously provided by the Adviser

For the year ended September 30, 2015, the Fund paid aggregate fees of $170,680 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Fund had the following components of distributable earnings at September 30, 2015:

Undistributed Ordinary Income	$10,521,463

The tax status of distributions paid during the fiscal years ended September 30, 2015 and 2014 were as follows:

	2015	2014
Dividends from ordinary income	$136,904,248	$182,659,675

The Fund utilizes the provisions of federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Act of 2010 (the "Act"), net capital losses recognized for fiscal years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2015, the post enactment accumulated losses were $249,948,857, and the pre-enactment capital loss carryforwards were $14,651,655. The ability to carry these pre-enactment losses forward expires as follows: $299,496 in 2017; $3,661,716 in 2018; $10,690,442 in 2019.

The cost of investment securities held at September 30, 2015, was $5,753,933,263 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at September 30, 2015, for federal income tax purposes was $38,490,816 and $183,660,565, respectively resulting in net unrealized depreciation of $145,169,749. As of and during the year ended September 30, 2015, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

During the year ended September 30, 2015, the Fund reclassified $24,070,168 from Net Investment Loss to Accumulated Realized Loss, and $11,751,731 from Accumulated Realized Loss to Paid in Capital, to align financial reporting with tax reporting. The permanent book/tax differences arose principally from differing book/tax treatment of market discount accretion of securities, paydowns from mortgage-backed and other asset-backed securities, and expiring capital loss carryforwards. Net assets were not affected by these reclassifications.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the year ended September 30, 2015, the Fund collected $477,919 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors and brokers. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of September 30, 2015:

Investments	Level 1	Level 2	Level 3	Total
Commercial Mortgage-Backed Securities
Agency	—	$34,596,639	—	$34,596,639
Agency Stripped	—	558,534,208	$28,480,709	587,014,917
Non-agency	—	244,893,182	25,090,940	269,984,122
Residential Mortgage-Backed Securities
Agency Collateralized Mortgage Obligation	—	562,511,386	—	562,511,386
Agency Pool Adjustable Rate	—	2,005,144	—	2,005,144
Agency Pool Fixed Rate	—	310,708,346	—	310,708,346
Agency Stripped	—	62,662,698	—	62,662,698
Non-agency Collateralized Mortgage Obligation	—	157,435,892	35,447,869	192,883,761
Asset-Backed Securities
Auto	—	1,433,344,061	—	1,433,344,061
Other	—	1,010,207,464	45,977,997	1,056,185,461
Corporate Bonds & Notes	—	396,866,244	79,511,206	476,377,450
Corporate Bank Debt	—	134,651,092	—	134,651,092
Municipals	—	—	74,909,012	74,909,012
U.S. Treasuries	—	410,929,425	—	410,929,425
Short-term Investment	—	34,924,000	—	34,924,000
	—	$5,354,269,781	$289,417,733	$5,643,687,514

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the Fund's Level 3 investment securities and related transactions during the year ended September 30, 2015:

Investment	Beginning Value at September 30, 2014	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Gross Transfers In (Out)	Ending Value at September 30, 2015	Net Change in Unrealized Appreciation (Depreciation) related to Investments held at September 30, 2015
Commercial Mortgage-Backed Agency Stripped	—	$(8,497)	$28,489,206	—	—	$28,480,709	$(8,497)
Commercial Mortgage-Backed Non-Agency	$11,753,254	290,701	25,146,485	$(12,099,500)	—	25,090,940	(55,537)
Residential Mortgage-Backed Agency Collateralized Mortgage Obligation	133,850,731	(1,007,575)	—	(132,843,156)	—	—	—
Residential Mortgage-Backed Non-agency Collateralized Mortgage Obligation	—	—	35,447,869	—	—	35,447,869	—
Asset- Backed Securities-Other	84,422,299	1,036,475	43,213,246	(61,106,252)	$(21,587,771)	45,977,997	(227,652)
Corporate Bonds & Notes	75,163,053	(1,553,441)	12,739,993	(6,838,399)	—	79,511,206	(1,420,318)
Municipals	5,811,500	68,250	69,029,262	—	—	74,909,012	68,250
	$311,000,837	$(1,174,087)	$214,066,061	$(212,887,307)	$(21,587,771)	$289,417,733	$(1,643,754)

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Level 3 Valuation Process: Investments classified within Level 3 of the fair value hierarchy are valued by the Adviser in good faith under procedures adopted by authority of the Fund's Board of Directors. The Adviser employs various methods to determine fair valuations including regular review of key inputs and assumptions, and review of related market activity, if any. However, there are generally no observable trade activities in these securities. The Adviser reports to the Board of Directors at their regularly scheduled quarterly meetings, or more often if warranted. The report includes a summary of the results of the process, the key inputs and assumptions noted, and any changes to the inputs and assumptions used. When appropriate, the Adviser will recommend changes to the procedures and process employed. The value determined for an investment using the fair value procedures may differ significantly from the value realized upon the sale of such investment.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Level 1 and 2. There were transfers of $21,587,771 out of Level 3 into Level 2 during the year ended September 30, 2015.

The transfers out are a result of our pricing vendor commencing coverage and pricing of the securities during the period and a change in observable inputs.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table summarizes the quantitative inputs and assumptions used for items categorized as items categorized as Level 3 of the fair value hierarchy as of September 30, 2015:

Financial Assets	Fair Value at September 30, 2015	Valuation Technique(s)	Unobservable Inputs	Price/Range
Commercial Mortgage-Backed Agency Stripped	$28,480,709	Third-Party Broker Quote*	Quotes/Prices	$5.88-$8.04
Commercial Mortgage-Backed Non-Agency	$25,090,940	Third-Party Broker Quote*	Quotes/Prices	$99.5-$100.00
Residential Mortgage-Backed Non-agency CMO	$35,447,869	Third-Party Broker Quote*	Quotes/Prices	$101.89
Asset-Backed Securities-Other	$5,002,627 $40,975,370	Pricing Model** Third-Party Broker Quote*	Prices Discount Quotes/Prices	$44.71-$61.93 1.6%-11.4% (2.0%) $99.28-$99.99	($51.78)
Corporate Bonds and Notes	$79,511,206	Third-Party Broker Quote*	Quotes/Prices	$26.00-$105.05
Municipals	$74,909,012	Third-Party Broker Quote*	Quotes/Prices	$99.38-$100.00

*  The Third-Party Broker Quote technique involves obtaining an independent third-party broker quote for the security.

**  The Pricing Model technique for Level 3 securities involves preparing a proprietary broker price opinion (BPO) model using valuation information provided by the loan servicer based on local market resources and sales trends published by the National Association of Realtors, and a broker, and then applying an appropriate discount to that valuation. The discount reflects market conditions such as lack of liquidity of the investment, the costs associated with foreclosure and liquidation, the historical performance of the loan pool and the characteristics of the remaining loans including whether or not the loans are performing.

NOTE 8 — Distribution to Shareholders

On September 30, 2015, the Fund declared a dividend from net investment income of $0.03 per share payable October 2, 2015 to shareholders of record on September 30, 2015. For financial statement purposes, this dividend was recorded on the ex-dividend date, October 1, 2015.

NOTE 9 — Collateral Requirements

The Fund has implemented the disclosure requirements pursuant to FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA NEW INCOME, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2015, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$34,924,000	$34,924,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $35,626,500 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA NEW INCOME, INC.
REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND
BOARD OF DIRECTORS OF FPA NEW INCOME, INC.

We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc. (the "Fund"), including the portfolio of investments, as of September 30, 2015, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian and brokers, where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California
November 19, 2015

FPA NEW INCOME, INC.
SHAREHOLDER EXPENSE EXAMPLE

September 30, 2015 (Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the  period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 31, 2015	$1,000.00	$1,000.00
Ending Account Value September 30, 2015	$1,002.00	$1,022.14
Expenses Paid During Period*	$2.93	$2.96

*  Expenses are equal to the Fund's annualized expense ratio of 0.58%, multiplied by the average account value over the period and prorated for the six-months ended September 30, 2015 (183/365 days).

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

Approval of the Advisory Agreement. At a meeting of the Board of Directors held on August 10, 2015, the Directors approved the continuation of the advisory agreement between the Fund and the Adviser for an additional one-year period through September 30, 2016, on the recommendation of the Independent Directors, who met in executive session on August 10, 2015 prior to the Board meeting to review and discuss the proposed continuation of the advisory agreement. The following paragraphs summarize the material information and factors considered by the Board and the Independent Directors, as well as the Directors' conclusions relative to such factors.

Nature, Extent and Quality of Services. The Board and the Independent Directors considered information provided by the Adviser in response to their requests, as well as information provided throughout the year regarding the Adviser and its staffing in connection with the Fund, including the Fund's portfolio manager, the senior analysts supporting team, the scope of services supervised and provided by the Adviser, and the absence of any significant service problems reported to the Board. The Board and the Independent Directors noted the experience, length of service and the outstanding reputation of the Fund's portfolio managers: Tom Atteberry, who has been with the Adviser since 1997, Robert Rodriguez, who serves in an advisory capacity since 2010, Julian W. H. Mann, who joined the Adviser in 2004, Abhijeet V. Patwardhan, who joined the Adviser in 2010, Nazanin Pajoom, who joined the Adviser in 2013, Joe Choi, who joined the Adviser in 2014, and Prakash Gopinath, who joined the Adviser in 2015. It was noted that Melinda Newman departed the Adviser earlier in 2015, and the Directors considered the Adviser's discussion of the reasons for her departure and recent staffing changes in response. After discussion, the Board and the Independent Directors concluded that the nature, extent and quality of services provided by the Adviser have benefited and should continue to benefit the Fund and its shareholders.

Investment Performance. The Board and the Independent Directors reviewed the overall investment performance of the Fund. The Directors also received information from an independent consultant, Broadridge, regarding the Fund's performance relative to a peer group of alternative credit focus funds selected by Broadridge (the "Peer Group"). The Board and the Independent Directors considered the Adviser's representation that the Fund's investment style, as evidenced by the short-term duration of most of its portfolio securities, as well as the Fund's flexibility to invest in a variety of areas, complicated Peer Group comparisons in that the Fund is managed in a more conservative style than the typical fixed income fund and the funds in the Peer Group. The Board and the Independent Directors noted the Fund's absolute investment results and its long-term investment performance when compared to the Peer Group. The Board and the Independent Directors noted the Fund outperformed its Peer Group for the one-, three-year periods ending March 31, 2015 and underperformed the Fund's benchmark, Barclays Capital U.S. Aggregate Index, for the one-, three-, five- and ten-year periods ending June 30, 2015. They also noted that Morningstar had downgraded the Fund from a "Silver" Analyst Rating to a "Bronze" Analyst Rating because of recent changes to the portfolio management team and general concerns related to succession planning and analyst resources. In response, the Board and the Independent Directors discussed succession planning and additional resources for the team. After discussion, the Board and the Independent Directors determined that the Fund's investment results were satisfactory in light of the Fund's objectives and concluded that the Adviser's continued management of the Fund should benefit the Fund and its shareholders.

Advisory Fees and Fund Expenses; Comparison with Peer Group and Institutional Fees. The Board and the Independent Directors considered information provided by the Adviser regarding the Fund's advisory fees and total expense levels. The Board and the Independent Directors reviewed comparative information regarding fees and expenses for the Peer Group. The Board and the Independent Directors noted that the Fund's advisory fee and its overall expense ratio each was at the low end of the Peer Group. In addition, the Directors

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

noted that the fee rate charged to the Fund is higher than institutional accounts managed in a similar style by the portfolio manager but considered the Adviser's discussion of the differences between the services provided by the Adviser to the Fund and those provided by the Adviser to the institutional accounts. The Board and the Independent Directors concluded that the continued payment of advisory fees and expenses by the Fund to the Adviser was fair and reasonable and should continue to benefit the Fund and its shareholders.

Adviser Profitability and Costs. The Board and the Independent Directors considered information provided by the Adviser regarding the Adviser's costs in providing services to the Fund, the profitability of the Adviser and the benefits to the Adviser from its relationship to the Fund. They reviewed and considered the Adviser's representations regarding its assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser's largest operating cost, over-head and trading costs with respect to the provision of investment advisory services. Although the Board was not provided with information relating to individuals' compensation levels or amounts, the Independent Directors discussed with the Adviser the process through which individuals' compensation is determined and then reviewed by the management committee of the Adviser, as well as the Adviser's methods for determining that the compensation levels are at appropriate levels to attract and retain the personnel necessary to provide high quality professional investment advice. In evaluating the Adviser's profitability, they considered a portion of the compensation of the Adviser's principals that could be deemed a form of profit, and they excluded certain distribution and marketing-related expenses. The Board and the Independent Directors recognized that the Adviser is entitled under the law to earn a reasonable level of profits for the services that it provides to the Fund. The Board and the Independent Directors concluded that the Adviser's level of profitability from its relationship with the Fund did not indicate that the Adviser's compensation was unreasonable or excessive.

Economies of Scale and Sharing of Economies of Scale. The Board and the Independent Directors considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the fee rate is reasonable in relation to the Fund's asset levels and any economies of scale that may exist. The Board and the Independent Directors considered the Adviser's representation that its internal costs of providing investment management services to the Fund have significantly increased in recent years as a result of a number of factors, including the Adviser's substantial investment in additional professional resources and staffing. The Board and the Independent Directors considered quantitative and qualitative information regarding the Adviser's representation that it has also made significant investments in: (1) the five analysts, traders and other investment personnel who assist with the management of the Fund; (2) as well as investing in new compliance, operations, and administrative personnel; (3) in information technology, portfolio accounting and trading systems; and (4) in office space, each of which enhances the quality of services provided to the Fund. The Board and the Independent Directors also considered that the Adviser had foregone the reimbursement for providing financial services that it had previously received from the Fund. The Board and the Independent Directors also considered the Adviser's willingness to close funds to new investors when it believed that a fund may have limited capacity to grow or that it otherwise would benefit fund shareholders.

The Board and the Independent Directors recognized that the advisory fee rate schedule for the Fund does not have breakpoints. They considered that many mutual funds have breakpoints in the advisory fee structure as a means by which to share in the benefits of potential economies of scale as a fund's assets grow. They also considered that not all funds have breakpoints in their fee structures and that breakpoints are not the exclusive means of sharing potential economies of scale. The Board and the Independent Directors considered the Adviser's

FPA NEW INCOME, INC.
APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Continued (Unaudited)

statement that it believes that breakpoints currently remain inappropriate for the Fund given the ongoing investments the Adviser is making in its business for the benefit of the Fund, uncertainties regarding the direction of the economy, rising inflation, increasing costs for personnel and systems, and growth or contraction in the Fund's assets, all of which could negatively impact the profitability of the Adviser. The Board and the Independent Directors concluded that the Fund is benefitting from the ongoing investments made by the Adviser in its team of personnel serving the Fund and in the Adviser's service infrastructure, and that in light of these investments, the addition of breakpoints in the Fund's advisory fee structure was not warranted at current asset levels.

Ancillary Benefits. The Board and the Independent Directors considered other actual and potential benefits to the Adviser from managing the Fund, including the acquisition and use of research services with commissions generated by the Fund, in concluding that the contractual advisory and other fees are fair and reasonable for the Fund. They noted that the Adviser does not have any affiliates that benefit from the Adviser's relationship to the Fund.

Conclusions. The Board and the Independent Directors determined that the Fund continues to benefit from the services of the Adviser's highly experienced portfolio management team, which has produced satisfactory long-term returns. In addition, the Board and the Independent Directors agreed that the Fund continues to receive high quality services from the Adviser. The Board and the Independent Directors concluded that the current advisory fee rate is reasonable and fair to the Fund and its shareholders in light of the nature and quality of the services provided by the Adviser and the Adviser's profitability and costs. The Board and the Independent Directors also stated their intention to continue monitoring the factors relevant to the Adviser's compensation, such as changes in the Fund's asset levels, changes in portfolio management personnel and the cost and quality of the services provided by the Adviser to the Fund. On the basis of the foregoing, and without assigning particular weight to any single factor, none of which was dispositive, the Board and the Independent Directors concluded that it would be in the best interests of the Fund to continue to be advised and managed by the Adviser and determined to approve the continuation of the current Advisory Agreement for another one-year period through September 30, 2016.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – (75)†	Director and Chairman* Years Served: 3	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Mark L. Lipson – (66)†	Director* Years Served: <1	Consultant, ML2 Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007-2014.
Thomas P. Merrick – (78)†	Director* Years Served: 7	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998	7
Alfred E. Osborne, Jr. – (70)†	Director* Years Served: 16	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – (72)†	Director* Years Served: 3	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund
Patrick B. Purcell – (72)†	Director* Years Served: 9	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund
Robert L. Rodriguez – (66)	Director* Years Served: 31	Managing Partner of the Adviser.	2
Thomas H. Atteberry – (61)	Portfolio Manager Years Served: 10	Partner of the Adviser.
Abhijeet Patwardhan – (36)	Portfolio Manager Years Served: <1	Managing Director of the Adviser since 2015. Senior Vice President of the Adviser from 2013-2015 and Vice President of the Adviser from 2010-2013.
J. Richard Atwood – (55)	President Years Served: 18	Managing Partner of the Adviser.
Leora R. Weiner – (44)	Chief Compliance Officer Years Served: 1

Managing Director, General Counsel and Chief Compliance Officer of the Adviser since 2014. Formerly Managing Director, General Counsel and Chief Compliance Officer of Tradewinds Global Investors, LLC from 2008 to 2014.

FPA NEW INCOME, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited) Continued

Name & Age	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
E. Lake Setzler – (48)	Treasurer Years Served: 9	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – (47)	Secretary Years Served: <1	Vice President and Senior Counsel of State Street Bank and Trust Company
Brian F. Link – (42)	Assistant Secretary Years Served: <1	Vice President and Managing Counsel of State Street Bank and Trust Company
Michael P. Gomez – (29)	Assistant Vice President Years Served: 3	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA NEW INCOME, INC.

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER: FPNIX
CUSIP: 302544101

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA NEW INCOME INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2015 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

(a)                                 The registrant has adopted a code of ethics that applies to the registrant’s principal executive and financial officers.

(b)                                 Not Applicable.

(c)                                  The registrant amended the code of ethics during the period to update the list of covered officers and make other administrative changes.

(d)                                 During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

(e)                                  Not Applicable.

(f)                                   A copy of the registrant’s code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

The registrant’s board of directors has determined that Patrick B. Purcell, who is a member of the registrant’s audit committee and board of directors, is an “audit committee financial expert” and is “independent,” as those terms are defined in Item 3(a)(2) of Form N-CSR.  This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations or liability as a member of the audit committee and of the board of directors. This designation does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

Item 4.  Principal Accountant Fees and Services.

		2014	2015
(a)	Audit Fees	$52,000	$66,800
(b)	Audit Related Fees	$-0-	$-0-
(c)	Tax Fees[1]	$8,400	$8,800
(d)	All Other Fees	$-0-	$-0-

1  Fees with respect of preparation of tax returns.

(e)(1)                   The audit committee shall pre-approve all audit and permissible non-audit services that the committee considers compatible with maintaining the independent auditors’ independence.  The pre-approval requirement will extend to all non-audit services provided to the registrant, the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided, however, that an engagement of the registrant’s independent auditors to perform attest services for the registrant, the adviser or its affiliates required by generally accepted auditing standards to complete the examination of the registrant’s financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deem pre-approved if:

(i)                                     the registrant’s independent auditors inform the audit committee of the engagement,

(ii)                                  the registrant’s independent auditors advise the audit committee at least annually that the performance of this engagement will not impair the independent auditor’s independence with respect to the registrant, and

(iii)                               the audit committee receives a copy of the independent auditor’s report prepared in connection with such services.

The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting.

(e)(2)                   100% of the services provided to the registrant described in paragraphs (b) — (d) of this Item were pre-approved by the audit committee pursuant to paragraph (e)(1) of this Item. There were no services provided to the investment adviser or any entity controlling, controlled by or under common control with the adviser described in paragraphs (b) — (d) of this Item that were required to be pre-approved by the audit committee.

(f)                                   All services performed on the engagement to audit the registrant’s financial statements for the most recent fiscal year end were performed by the principal accountant’s full-time, permanent employees.

(g)                                  None.

(h)                                 Not Applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)                                 Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Code of ethics as applies to the registrant’s principal executive and financial officers is attached hereto.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	December 2, 2015

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	December 2, 2015